[LOGO]



                                     JUNDT
                                  GROWTH FUND

                                     JUNDT
                                 U.S. EMERGING
                                  GROWTH FUND

                                     JUNDT
                                OPPORTUNITY FUND

                                     JUNDT
                               TWENTY-FIVE FUND

                                     JUNDT
                                    MID-CAP
                                  GROWTH FUND

                                     JUNDT
                                   SCIENCE &
                                TECHNOLOGY FUND


                                 ANNUAL REPORT
                               DECEMBER 31, 2002



                 SEARCHING TODAY FOR THE GENIUSES OF TOMORROW(SM)

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

Jundt Associates seeks to invest in stocks of the fastest growing American companies and, to a limited extent, in domestically traded stocks of comparable foreign companies.(1) For each of the Funds, we seek companies that we believe offer significant potential for growth in revenue and earnings. We believe that such companies offer investors the greatest potential for long-term appreciation.

Jundt Associates employs a fundamental "bottom up" approach to identify such companies. In other words, we look at each company's revenue and earnings growth potential, as well as its competitive, management, market and other characteristics. In general, we select stocks without regard to market sectors (except the Science & Technology Fund) and other defined selection criteria or the potential for dividends.

The continued volatility and resistance to recovery that have marked the U.S. stock market for the past three years is clearly reflected in the results of the Jundt Funds. As the performance data provided in this report shows, the Funds delivered disappointing results during the year ended December 31, 2002. Absent sales charges, the Jundt Growth Fund slightly outperformed its primary benchmark and its peer-group composite and the Jundt U.S. Emerging Growth Fund outperformed its primary benchmark (although the latter did not outperform its peer group composite). The Jundt Opportunity, Twenty-Five, Mid-Cap Growth and Science & Technology Funds, however, each trailed their primary benchmark and peer-group composites.

In an attempt to limit losses in a difficult environment for growth stocks, the Funds (with the exception of the Jundt Science & Technology Fund) have undertaken the following measures during 2002: 1) underweight sectors that continue to underperform, and 2) enter into options and futures transactions in an attempt to protect against adverse market price changes. With respect to industry and sector concentration, throughout the year we generally decreased holdings in the biotechnology, energy, and medical devices/drugs industries, and increased holdings in the cable, computer hardware, computer services/software and wireless/telecommunications services and infrastructure industries.

The Jundt Science & Technology Fund's disappointing results for the year ended December 31, 2002 were largely attributable to the under-performing technology sector. In addition, primarily due to its smaller asset base, the Fund's expense ratio increased in 2002 to 7.48% for Class A shares (up from 4.85% in 2001) and to 8.23% for Class B and C shares (up from 5.60% in 2001). Although the Fund entered into options and futures transactions during 2002 in an attempt to protect against adverse market price changes, the performance in the technology sector, combined with the Fund's higher expense ratio, provided the lion's share of the Fund's performance picture.

In our semi-annual letter, we outlined how the first six months of 2002 proved to be an extremely difficult period. These conditions continued throughout the second half of the year, as we witnessed prices for some historically defensive sectors decline sharply (E.G., drugs), and in some instances collapse (E.G., cable). These declines contributed to the Funds' disappointing performance as defensive sectors, in the aggregate, constituted a large portion of the Funds' holdings. Corporate spending, especially on technology, remained low and stagnated. This also had an adverse impact on the Funds' performance, as technology companies struggled to hit sales targets and meet earnings estimates. Bankruptcies and corporate bond downgrades by the rating agencies helped create a liquidity crisis for growth companies, despite an easing monetary policy by the Federal Reserve. Investors started to question the viability of growth companies with substantial debt. The resulting panic reached a crescendo on July 24th, a day in which more than 25% of the companies on the NYSE (New York Stock Exchange) hit new lows.

Despite the general negative sentiment and poor results for many growth companies, there were a few isolated positives. For instance, one of our largest sector holdings in the Funds is in the wireless/telecommunications services and infrastructure industry. One of these stocks,

--------------------------------------------------------------------------------

Nextel Communications (held in all portfolios except the Jundt U.S. Emerging Growth Fund and the Jundt Twenty-Five Fund), had a steady rebound in price during the last half of the year. After reaching a low for the year in early July of approximately $3.00, the stock subsequently increased to over $12.00. However, even this bright spot was not enough to materially mitigate the negative performance that resulted from the bulk of the Funds' holdings. More common examples of the type of individual stock performance that contributed to Fund returns were stocks like Charter Communications (held in all portfolios except the Jundt Science & Technology Fund), which saw a steady decline in its stock price from greater than $16.00 in early 2002 to just over $1.00 by the end of 2002. The portfolios began to accumulate the stock in the 2nd and 3rd quarters of 2002. This steady decline in the price of Charter Communications resulted in significant losses in the Funds' holdings of this stock by the end of 2002.

Due to the uncertainty in world events, specifically with Iraq, we continue to be positioned very cautiously. Because of this uncertainty, we have temporarily increased our cash positions throughout 2002 and into 2003. In other words, the Funds have not always been fully invested in accordance with their investment objectives and primary strategies. As a result, the Funds may not have participated in market advances or declines to the same extent that they would have if they had remained more fully invested.(2)

The Funds' portfolios as they exist today consist mainly of companies that are leaders in their respective industries or companies that initiate change in the way society lives, works, and recreates. We believe these types of firms are best positioned to prosper in a slow-growth economic environment, which has been especially difficult for the growth stocks in which the Funds invest. Given the length of the market's decline, we believe that history is on our side and we remain confident in our abilities to find long-term investment opportunities. We believe that those who ride out the current market volatility should eventually be rewarded for their patience. We will continue making adjustments to the portfolios as conditions and the market warrants. Also, for the first one and a half months of 2003, all of the Funds have achieved positive results.(3)

The pages that follow contain important information regarding the performance of each Fund for the one-year and, if applicable, five-year periods ending December 31, 2002, as well as over the life of each Fund. Included are the average annual total returns of each Fund's primary benchmark index and the average annual total return of its peer-group composite of mutual funds. Each Fund's past performance is not necessarily an indication of how the Fund will perform in the future, and the performance information does not reflect the deduction of taxes that would be paid on fund distributions or the redemptions of fund shares. You should review the information that relates to your Fund.


Thank you for investing in the Jundt Funds.


Sincerely,

/S/ James R. Jundt

James R. Jundt
Chairman


(1) Growth stocks are stocks that have shown or are expected to show rapid earnings and revenue growth. Growth stocks may be riskier investments than other stocks and usually make little or no dividend payments to shareholders. Securities of foreign companies, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic companies.

(2) Cash positions include cash equivalents such as money market instruments and short-term debt securities. A Fund may also pursue a temporary defensive position by entering into repurchase agreements, where a Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. Movements in and out of a temporary defensive position will increase a Fund's portfolio turnover rate and transaction costs, and may negatively impact a Fund's performance.

(3)  Past performance should not be considered representative of future results.

                 (This page has been left blank intentionally)

JUNDT GROWTH FUND
--------------------------------------------------------------------------------

THE JUNDT GROWTH FUND NORMALLY MAINTAINS A CORE PORTFOLIO OF approximately 30 to 50 securities of primarily medium-sized to large American growth companies. In normal market conditions, the Fund will invest at least half of its portfolio in securities of companies with annual revenues over $750 million. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes.


COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2002
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                   [PIE CHART]

                                  Biotechnology    3.3%
                                          Cable    7.8%
                              Computer Hardware    6.0%
                             Computer Services/
                                       Software    8.9%
                                         Energy    4.2%
                              Interactive Media    8.4%
                          Medical Devices/Drugs    5.1%
                                         Retail    9.4%
                             Telecommunications
                                 Infrastructure    3.5%
                     Wireless/Telecommunication
                                       Services    9.1%
                    Short-Term Securities/Other
                Assets in excess of Liabilities   34.3%

PERFORMANCE DATA: GROWTH FUND

--------------------------------------------------------------------------------

TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                               [PLOT POINTS GRAPH]
                                                               12/31/02
                                                               --------
          JUNDT GROWTH FUND(1)
          (class I shares without sales charge)*                $13,356

          JUNDT GROWTH FUND(1)
          (class I shares with sales charge)*                   $12,588

          RUSSELL 1000 GROWTH INDEX(2)                          $19,697

          LIPPER LARGE CAP GROWTH
          FUND INDEX(3)                                         $19,978

       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2002)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        SINCE
                                   1-YEAR       5-YEAR   10-YEAR    INCEPTION(4)
--------------------------------------------------------------------------------
JUNDT GROWTH CLASS A
Without sales charge*              (22.37)%      (3.51)%      n/a        1.10%
With sales charge (a)              (26.81)       (4.65)       n/a        0.25
-------------------------------------------------------------------------------
JUNDT GROWTH CLASS B
Without sales charge**             (22.90)       (4.21)       n/a        0.38
With sales charge (b)              (27.52)       (4.48)       n/a        0.38
-------------------------------------------------------------------------------
JUNDT GROWTH CLASS C
Without sales charge**             (22.91)       (4.15)       n/a        0.41
With sales charge (c)              (24.07)       (4.15)       n/a        0.41
-------------------------------------------------------------------------------
JUNDT GROWTH CLASS I
Without sales charge*              (22.11)       (3.26)      2.94%        n/a
With sales charge (a)              (26.55)       (4.40)      2.33         n/a
-------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX          (27.88)       (3.84)      6.70        4.05
-------------------------------------------------------------------------------
LIPPER LARGE CAP GROWTH FUND INDEX (28.11)       (4.16)      6.30        3.17
-------------------------------------------------------------------------------

* Applicable to investors who purchased shares at net asset value (without sales charges), including, with respect to Class I shares, shareholders who acquired Class I shares upon the Fund's conversion to an open-end fund on December 29, 1995.
** Applicable to investors who purchased shares at net asset value (without sales charge) and were not charged a deferred sales charge.
(a) maximum intial sales charge of 5.75%.
(b) a contingent deferred sales charge of up to 6% will be imposed if shares are redeemed within seven years of purchase.
(c) a contingent deferred sales charge of 1.5% will be imposed if shares are redeemed within eighteen months of purchase.

(1) Total return is based on a hypothetical investment at the Fund's inception on December 31, 1992. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. One line reflects total return with a deduction of the current maximum initial sales charge of 5.75%, and the other line reflects total return without such charge. Total return prior to December 29, 1995, reflects the Fund's performance as a closed-end fund. As an open-end fund, the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Since December 29, 1995, the Fund has offered its shares in four classes (currently, Class A, B, C and I). Class A, Class B and Class C performance will vary from Class I performance due to the differences in sales charges and expenses applicable to an investment in such class.

(2) The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of sales charges and expenses that mutual fund investors bear.

(3) The Lipper Large Cap Growth Fund Index measures the composite performance of the 30 largest "large cap growth" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(4) Inception date is December 29, 1995, for the Fund's Class A, Class B and Class C shares and for index data.

    PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN MEDIUM-CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVES ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS                                        JUNDT GROWTH FUND
                                                               DECEMBER 31, 2002

--------------------------------------------------------------------------------

COMMON STOCKS
Industry Description and Issue                Number of Shares               Cost   Market Value (a)
-------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (3.3%)
-------------------------------------------------------------------------------------------------------
   Genentech, Inc. (b)                                  16,200         $  538,754         $  537,192
   IDEC Pharmaceuticals Corporation (b)                  9,200            309,332            305,164
                                                                       ----------         ----------
                                                                          848,086            842,356
                                                                       ----------         ----------
CABLE (7.8%)
-------------------------------------------------------------------------------------------------------
   Charter Communications, Inc. -- Class A (b)         553,200          1,760,174            652,776
   Clear Channel Communications, Inc. (b)               18,900            677,383            704,781
   Cox Communication Inc. -- Class A (b)(d)             23,000            534,321            653,200
                                                                       ----------         ----------
                                                                        2,971,878          2,010,757
                                                                       ----------         ----------
COMPUTER HARDWARE (6.0%)
--------------------------------------------------------------------------------------------------------
   Intel Corporation (d)                                50,000          1,495,348            778,500
   Sun Microsystems, Inc. (b)                          249,000          1,360,967            774,390
                                                                       ----------         ----------
                                                                        2,856,315          1,552,890
                                                                       ----------         ----------
COMPUTER SERVICES/SOFTWARE (8.9%)
--------------------------------------------------------------------------------------------------------
   Intuit Inc. (b)                                      11,400            418,846            534,888
   Microsoft Corporation (b)                            34,400          1,617,346          1,778,480
                                                                       ----------         ----------
                                                                        2,036,192          2,313,368
                                                                       ----------         ----------
ENERGY (4.2%)
--------------------------------------------------------------------------------------------------------
   Schlumberger Limited (e)                             25,800          1,113,920          1,085,922
                                                                       ----------         ----------
                                                                        1,113,920          1,085,922
                                                                       ----------         ----------
INTERACTIVE MEDIA (8.4%)
--------------------------------------------------------------------------------------------------------
   Comcast Corporation -- Class A (b)                   58,000          1,514,094          1,310,220
   General Motors Corporation -- Class H (b)            80,800          1,928,648            864,560
                                                                       ----------         ----------
                                                                        3,442,742          2,174,780
                                                                       ----------         ----------
MEDICAL DEVICES/DRUGS (5.1%)
--------------------------------------------------------------------------------------------------------
   Pfizer Inc. (d)                                      43,500          1,337,281          1,329,795
                                                                       ----------         ----------
                                                                        1,337,281          1,329,795
                                                                       ----------         ----------

See accompanying notes to schedule of investments.                             6

SCHEDULE OF INVESTMENTS (CONTINUED)                            JUNDT GROWTH FUND
                                                               DECEMBER 31, 2002

--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)
Industry Description and Issue                 Number of Shares                Cost  Market Value (a)
-----------------------------------------------------------------------------------------------------------
RETAIL (9.4%)
-----------------------------------------------------------------------------------------------------------
   Bed Bath & Beyond Inc. (b)                            23,100         $   201,404       $   797,643
   The Home Depot, Inc.                                  42,700           1,529,681         1,023,092
   Target Corporation                                    19,900             628,682           597,000
                                                                        -----------       -----------
                                                                          2,359,767         2,417,735
                                                                        -----------       -----------
TELECOMMUNICATIONS INFRASTRUCTURE (3.5%)
-----------------------------------------------------------------------------------------------------------
   AT&T Wireless Services Inc. (b)                      162,200           3,672,529           916,430
                                                                        -----------       -----------
                                                                          3,672,529           916,430
                                                                        -----------       -----------
WIRELESS/TELECOMMUNICATION SERVICES (6.4%)
-----------------------------------------------------------------------------------------------------------
   AOL Time Warner Inc. (b)(d)                           59,900             605,553           784,690
   Nextel Communications, Inc. -- Class A (b)            74,700             451,481           862,785
                                                                        -----------       -----------
                                                                          1,057,034         1,647,475
                                                                        -----------       -----------
TOTAL COMMON STOCKS (63.0%)                                              21,695,744        16,291,508
                                                                        ===========       ===========



See accompanying notes to schedule of investments.                             7

SCHEDULE OF INVESTMENTS (CONCLUDED)                            JUNDT GROWTH FUND
                                                               DECEMBER 31, 2002

--------------------------------------------------------------------------------

CONVERTIBLE BONDS
Industry Description and Issue                                Principal Amount             Cost           Market Value (a)
---------------------------------------------------------------------------------------------------------------------------------
WIRELESS/TELECOMMUNICATION SERVICES (2.7%)
---------------------------------------------------------------------------------------------------------------------------------
   Charter Communications, 4.750% due 06/01/2006,
   convertible into Charter Communications common
   stock                                                            $1,785,000       $   916,205                $   327,994
   Nextel Communications, 6.000% due 06/01/2011,
   convertible into Nextel Communications common stock                 445,000           414,672                    383,812
                                                                                     ------------               -----------
TOTAL CONVERTIBLE BONDS (2.7%)                                                         1,330,877                    711,806
                                                                                     ============               ===========

SHORT-TERM SECURITIES
REPURCHASE AGREEMENT (9.7%)
---------------------------------------------------------------------------------------------------------------------------------
   Repurchase agreement with U.S. Bank, N.A. 1.05%
   acquired on 12/31/02 and due 1/2/03 with proceeds of
   $2,500,146 collateralized by $2,596,997 FGCI, 5.000%,
   due 8/1/2017, value including accrued interest,
$             2,550,181.                                            $2,500,000       $ 2,500,000                $ 2,500,000
                                                                                     ------------               -----------
TOTAL SHORT-TERM SECURITIES (9.7%)                                                     2,500,000                  2,500,000
                                                                                     ======================================
   Total investments in securities (75.4%)                                           $25,526,621 (c)             19,503,314
                                                                                     ============
   Other assets in excess of liabilities (24.6%)                                                                  6,367,880
                                                                                                                -----------
NET ASSETS (100.0%)                                                                                             $25,871,194
                                                                                                                ===========

Notes to Schedule of Investments:

    Percentage of investments as shown is the ratio of the total market value to total net assets.

    (a) Securities are valued by procedures described in note 2 to the financial statements.

    (b) Presently non-income producing.

    (c) Cost for federal income tax purposes at December 31, 2002, was $27,659,210. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:

        -----------------------------------------------
        Gross unrealized appreciation      $  1,698,366
        Gross unrealized depreciation        (9,854,262)
                                           ------------
        Net unrealized depreciation        $ (8,155,896)
        -----------------------------------------------

    (d) Securities pledged, with a market value of $3,546,185, as collateral for the following short futures contracts entered into as of December 31, 2002:

                                                                 UNREALIZED
        CONTRACTS   ISSUE                     MARKET VALUE      DEPRECIATION
        --------------------------------------------------------------------
        13          S&P 500 - March 2003       $2,856,425        $ (2,403)
        --------------------------------------------------------------------
                                               $2,856,425        $ (2,403)
        ====================================================================

    (e) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

See accompanying notes to schedule of investments.                             8

JUNDT U.S. EMERGING GROWTH FUND
--------------------------------------------------------------------------------

THE JUNDT U.S. EMERGING GROWTH FUND NORMALLY MAINTAINS A CORE PORTFOLIO of approximately 30 to 50 securities of primarily emerging growth companies (companies with annual revenues less than $750 million). The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes.


COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2002
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                   [PIE CHART]

                                              Cable   10.2%
                                  Computer Hardware    1.2%
                         Computer Services/Software    4.9%
                                             Energy    4.4%
                                Healthcare Services    7.5%
                                  Interactive Media    2.6%
                              Medical Devices/Drugs   15.9%
                                      Miscellaneous    9.3%
                                Oil Field Machinery    6.0%
                                        Restaurants    9.0%
                                             Retail    4.8%
                         Wireless/Telecommunication
                                           Services    7.6%
                 Short-Term Securities/Other Assets
                           in excess of Liabilities   16.6%

PERFORMANCE DATA: U.S. EMERGING GROWTH FUND
--------------------------------------------------------------------------------
TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                               [PLOT POINTS GRAPH]

                                                             12/31/02
                                                             --------
          JUNDT U.S. EMERGING GROWTH FUND(1)
          (Class A Shares without sales charge)*             $18,043

          JUNDT U.S. EMERGING GROWTH FUND(1)
          (Class A Shares with sales charge)                 $17,006

          RUSSELL 2000 GROWTH INDEX(2)                       $ 8,657

          LIPPER SMALL CAP GROWTH
          FUND INDEX(3)                                      $12,244


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2002)
--------------------------------------------------------------------------------

                                                                      SINCE
                                          1-YEAR          5-YEAR    INCEPTION(4)
--------------------------------------------------------------------------------
JUNDT U.S. EMERGING GROWTH CLASS A
Without sales charge*                  (28.16)%         (1.18)%         8.80%
With sales charge (a)                  (32.26)          (2.35)          7.88
--------------------------------------------------------------------------------
JUNDT U.S. EMERGING GROWTH CLASS B
Without sales charge**                 (28.75)          (1.92)          8.05
With sales charge (b)                  (33.02)          (2.33)          7.98
--------------------------------------------------------------------------------
JUNDT U.S. EMERGING GROWTH CLASS C
Without sales charge**                 (28.77)          (1.92)          8.04
With sales charge (c)                  (29.84)          (1.92)          8.04
--------------------------------------------------------------------------------
JUNDT U.S. EMERGING GROWTH CLASS I     (27.95)          (0.92)          9.15
--------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX              (30.26)          (6.59)         (1.59)
--------------------------------------------------------------------------------
LIPPER SMALL CAP GROWTH FUND INDEX     (27.63)          (1.22)          2.93
--------------------------------------------------------------------------------

* Applicable to investors who purchased shares at net asset value (without sales charges).
** Applicable to investors who purchased shares at net asset value (without sales charge) and were not charged a deferred sales charge.
(a) maximum initial sales charge of 5.75%.
(b) a contingent deferred sales charge of up to 6% will be imposed if shares are redeemed within seven years of purchase.
(c) a contingent deferred sales charge of 1.5% will be imposed if shares are redeemed within eighteen months of purchase.

(1) Total return is based on a hypothetical investment at the Fund's inception on January 2, 1996. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. One line reflects total return with a deduction of the current maximum initial sales charge of 5.75%, and the other line reflects total return without such charge. The ending value of investments in the Fund's Class B shares, Class C shares (each reflecting the deduction of the appropriate deferred sales charge, if any) and Class I shares (which are not subject to any sales charges) over the same time period was $17,112, $17,178, and $18,450, respectively. Class B, Class C and Class I performance will vary from Class A performance due to the differences in sales charges and expenses applicable to an investment in each such class.

(2) The Russell 2000 Growth Index measures performance of the companies within the Russell 2000 Index (the 2,000 smallest of the 3,000 largest U.S. companies based on total market capitalization) with relatively higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is not an actual investment and does not reflect the deductions of sales charges and expenses that mutual fund investors bear.

(3) The Lipper Small Cap Growth Fund Index measures the composite performance of the 30 largest "small cap growth" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(4) Inception date is January 2, 1996, for the Fund's shares and the Russell 2000 Growth Index data, and December 29, 1995, for Lipper Small Cap Growth Fund Index data.

    PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER-CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVES ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS                          JUNDT U.S. EMERGING GROWTH FUND
                                                               DECEMBER 31, 2002

--------------------------------------------------------------------------------

COMMON STOCKS                                                                               Market
Industry Description and Issue                  Number of Shares                Cost         Value (a)
------------------------------------------------------------------------------------------------------
CABLE (10.2%)
------------------------------------------------------------------------------------------------------
   Cablevision Systems New York Group -- Class A (b)      35,200         $   181,119        $  589,248
   Charter Communications, Inc. -- Class A (b)           415,000           1,075,811           489,700
   Mediacom Communications Corporation (b)(e)            198,900           1,052,704         1,752,309
   TiVo Inc. (b)                                          61,000             358,797           319,030
                                                                         -----------------------------
                                                                           2,668,431         3,150,287
                                                                         -----------------------------
COMPUTER HARDWARE (1.2%)
------------------------------------------------------------------------------------------------------
   Numerical Technologies, Inc. (b)                      109,300           1,284,131           378,178
                                                                         -----------------------------
                                                                           1,284,131           378,178
                                                                         -----------------------------
COMPUTER SERVICES/SOFTWARE (4.9%)
------------------------------------------------------------------------------------------------------
   CheckFree Corp. (b)                                    54,700             673,274           875,255
   Immersion Corporation (b)(d)                          419,600           5,286,212           490,932
   Plumtree Software, Inc. (b)                            59,500             427,861           160,650
                                                                         -----------------------------
                                                                           6,387,347         1,526,837
                                                                         -----------------------------
ENERGY (4.4%)
------------------------------------------------------------------------------------------------------
   Encore Acquisition Company (b)                         74,300           1,115,243         1,368,606
                                                                         -----------------------------
                                                                           1,115,243         1,368,606
                                                                         -----------------------------
HEALTHCARE SERVICES (7.5%)
------------------------------------------------------------------------------------------------------
   Accredo Health, Incorporated (b)                       27,200             975,503           958,800
   Allscripts Healthcare Solutions, Inc. (b)             563,200           2,499,495         1,346,048
                                                                         -----------------------------
                                                                           3,474,998         2,304,848
                                                                         -----------------------------
INTERACTIVE MEDIA (2.6%)
------------------------------------------------------------------------------------------------------
   Concurrent Computer Corporation (b)                   130,600             860,783           376,128
   Websense, Inc. (b)                                     19,900             511,048           425,084
                                                                         -----------------------------
                                                                           1,371,831           801,212
                                                                         -----------------------------
MEDICAL DEVICES/DRUGS (15.9%)
------------------------------------------------------------------------------------------------------
   Aksys, Ltd. (b)                                        41,600             308,266           220,480
   Align Technology, Inc. (b)                            375,400           1,281,425         1,036,479
   ATS Medical, Inc. (b)                                 307,000           4,514,422           138,150
   BioSphere Medical Inc. (b)                            135,800           1,329,629           894,922
   Given Imaging Ltd. (b)(f)                             152,800           1,831,488         1,414,928
   Intuitive Surgical, Inc. (b)                          195,600           1,760,400         1,204,896
                                                                         -----------------------------
                                                                          11,025,630         4,909,855
                                                                         -----------------------------

See accompanying notes to schedule of investments.                            11

SCHEDULE OF INVESTMENTS (CONTINUED)              JUNDT U.S. EMERGING GROWTH FUND
                                                               DECEMBER 31, 2002

--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)                                                                       Market
Industry Description and Issue                      Number of Shares              Cost           Value (a)
----------------------------------------------------------------------------------------------------------
MISCELLANEOUS (9.3%)
----------------------------------------------------------------------------------------------------------
   Anteon International Corporation (b)                       46,300         $   939,513       $ 1,111,200
   Harman International Industries, Incorporated              15,100             487,870           898,450
   Herley Industries, Inc. (b)                                22,500             453,400           391,680
   Integrated Defense Technologies, Inc. (b)                  32,800             754,219           475,600
                                                                             -----------------------------
                                                                               2,635,002         2,876,930
                                                                             -----------------------------
OIL FIELD MACHINERY (6.0%)
----------------------------------------------------------------------------------------------------------
   Oil States International, Inc. (b)                        145,000           1,415,760         1,870,500
                                                                             -----------------------------
                                                                               1,415,760         1,870,500
                                                                             -----------------------------
RESTAURANTS (9.0%)
----------------------------------------------------------------------------------------------------------
   The Cheesecake Factory Incorporated (b)                    11,000             331,550           397,650
   Famous Dave's of America, Inc. (b)(d)                     513,700           1,120,429         1,615,587
   Krispy Kreme Doughnuts, Inc. (b)                            9,100             308,784           307,307
   Panera Bread Company -- Class A (b)                        13,200             358,543           459,492
                                                                             -----------------------------
                                                                               2,119,306         2,780,036
                                                                             -----------------------------
RETAIL (4.8%)
----------------------------------------------------------------------------------------------------------
   Dick's Sporting Goods Inc. (b)                             16,700             336,513           320,640
   GameStop Corporation (b)                                   37,700             755,078           369,460
   Linens `n Things, Inc. (b)                                 35,000             722,093           791,000
                                                                             -----------------------------
                                                                               1,813,684         1,481,100
                                                                             -----------------------------
WIRELESS/TELECOMMUNICATION SERVICES (7.6%)
----------------------------------------------------------------------------------------------------------
   Nextel Partners, Inc. -- Class A (b)                      130,800           1,193,885           793,956
   WebEx Communications, Inc. (b)                             45,700             698,336           685,500
   XM Satellite Radio Holdings Inc. -- Class A (b)           323,400           3,732,375           869,946
                                                                             -----------------------------
                                                                               5,624,596         2,349,402
                                                                             -----------------------------
TOTAL COMMON STOCKS (83.4%)                                                   40,935,959        25,797,791
                                                                             =============================

See accompanying notes to financial statements.                               12

SCHEDULE OF INVESTMENTS (CONCLUDED)              JUNDT U.S. EMERGING GROWTH FUND
                                                               DECEMBER 31, 2002

--------------------------------------------------------------------------------

SHORT-TERM SECURITIES                                                                                           Market
Industry Description and Issue                            Principal Amount                       Cost            Value (a)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (7.8%)
--------------------------------------------------------------------------------------------------------------------------
   Repurchase agreement with U.S. Bank, N.A. 1.05%
   acquired on 12/31/02 and due 1/2/03 with proceeds of
   $2,408,140 collateralized by $2,501,427 FGCI, 5.000%,
   due 8/1/2017, value including accrued interest,
   $2,456,335.                                                  $2,408,000              $   2,408,000          $ 2,408,000
                                                                                        ----------------------------------
TOTAL SHORT-TERM SECURITIES (7.8%)                                                          2,408,000            2,408,000
                                                                                        ==================================
   Total investments in securities (91.2%)                                              $  43,343,959(c)        28,205,791
                                                                                        =============
   Other assets in excess of liabilities (8.8%)                                                                  2,729,440
                                                                                                               -----------
NET ASSETS (100.0%)                                                                                            $30,935,231
                                                                                                               ===========

Notes to Schedule of Investments:

Percentage of investments as shown is the ratio of the total market value to total net assets.

(a) Securities are valued by procedures described in note 2 to the financial statements.

(b) Presently non-income producing.

(c) Cost for federal income tax purposes at December 31, 2002, was $43,571,793. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:

    ----------------------------------------------------
    Gross unrealized appreciation          $   3,444,335
    Gross unrealized depreciation            (18,810,337)
                                           -------------
    Net unrealized depreciation            $ (15,366,002)
    ----------------------------------------------------

(d) Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of the Jundt U.S.
    Emerging Growth Fund, as defined in the Investment Company Act of 1940 at or during the year ended December 31, 2002.

    The activity for investments in Common Stocks of Affiliates is as follows:

                                   BEGINNING      PURCHASE       SALES          ENDING       DIVIDEND     NET REALIZED
DESCRIPTION                           COST          COST          COST           COST         INCOME      GAINS/LOSSES
------------------------------   -------------   ----------   -----------   -------------   ----------   -------------
    Famous Dave's of America      $1,350,443        $ --       $230,014      $1,120,429        $ --       $  645,492
    Immersion Corporation         $5,554,624        $ --       $268,412      $5,286,212        $ --       $ (248,245)
------------------------------    ----------        ----       --------      ----------        ----       ----------
    Total                         $6,905,067        $ --       $498,426      $6,406,641        $ --       $  397,247
==============================    ==========        ====       ========      ==========        ====       ==========

(e) Security pledged, with a market value of $1,752,309, as collateral for the following short futures contracts entered into as of December 31, 2002:

                                                      UNREALIZED
    CONTRACTS     ISSUE            MARKET VALUE     APPRECIATION
    ------------------------------------------------------------
    9             NASDAQ 100 -
                  March 2003        $888,300           $1,282
    ------------------------------------------------------------
                                    $888,300           $1,282
    ============================================================

(f) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

See accompanying notes to schedule of investments.                            13

JUNDT OPPORTUNITY FUND
--------------------------------------------------------------------------------
THE JUNDT OPPORTUNITY FUND EMPHASIZES A CORE PORTFOLIO, IN NORMAL MARKET CONDITIONS, of approximately 30 to 50 securities of primarily American growth companies, without regard to their size. The Fund may employ leverage, sell securities short, and buy and sell futures and options contracts in an effort to protect assets against adverse market price changes and in an attempt to generate additional investment returns.


COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2002
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                   [PIE CHART]

                               BIOTECHNOLOGY    2.3%
                                       CABLE   12.0%
                           COMPUTER HARDWARE    6.5%
                  COMPUTER SERVICES/SOFTWARE   13.2%
                                      ENERGY    4.1%
                         HEALTHCARE SERVICES    1.1%
                           INTERACTIVE MEDIA   11.5%
                       MEDICAL DEVICES/DRUGS    4.9%
                               MISCELLANEOUS    2.1%
                                      RETAIL    6.9%
                          TELECOMMUNICATIONS
                              INFRASTRUCTURE    4.4%
                  WIRELESS/TELECOMMUNICATION
                                    SERVICES   14.6%
                 SHORT-TERM SECURITIES/OTHER
             ASSETS IN EXCESS OF LIABILITIES   16.4%

PERFORMANCE DATA: OPPORTUNITY FUND
--------------------------------------------------------------------------------
TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                               [PLOT POINTS GRAPH]

                                                             12/31/02
                                                             --------
          JUNDT OPPORTUNITY FUND(1)
          (Class A shares without sales charge)*             $12,537

          JUNDT OPPORTUNITY FUND(1)
          (Class A shares with sales charge)                 $11,816

          RUSSELL 1000 GROWTH INDEX(2)                       $10,374

          RUSSELL 3000 GROWTH INDEX(3)                       $10,085

          LIPPER MULTI CAP GROWTH
          FUND INDEX(4)                                      $ 9,859


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2002)
--------------------------------------------------------------------------------

                                                                      SINCE
                                       1-YEAR           5-YEAR      INCEPTION(4)
--------------------------------------------------------------------------------
JUNDT OPPORTUNITY CLASS A
Without sales charge*                  (33.16)%         (2.09)%         3.83%
With sales charge (a)                  (37.03)          (3.24)          2.81
--------------------------------------------------------------------------------
JUNDT OPPORTUNITY CLASS B
Without sales charge**                 (33.66)          (2.82)          3.07
With sales charge (b)                  (37.64)          (3.29)          2.97
--------------------------------------------------------------------------------
JUNDT OPPORTUNITY CLASS C
Without sales charge**                 (33.69)          (2.83)          3.05
With sales charge (c)                  (34.68)          (2.83)          3.05
--------------------------------------------------------------------------------
JUNDT OPPORTUNITY CLASS I              (32.97)          (1.82)          4.11
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX              (27.88)          (3.84)         (0.93)
--------------------------------------------------------------------------------
RUSSELL 3000 GROWTH INDEX              (28.03)          (4.10)         (0.52)
--------------------------------------------------------------------------------
LIPPER MULTI CAP GROWTH FUND INDEX     (29.82)          (3.34)          0.50
--------------------------------------------------------------------------------

* Applicable to investors who purchased shares at net asset value (without sales charges).
** Applicable to investors who purchased shares at net asset value (without sales charge) and were not charged a deferred sales charge.
(a) maximum initial sales charge of 5.75%.
(b) a contingent deferred sales charge of up to 6% will be imposed if shares are redeemed within seven years of purchase.
(c) a contingent deferred sales charge of 1.5% will be imposed if shares are redeemed within eighteen months of purchase.

(1) Total return is based on a hypothetical investment at the Fund's inception on December 26, 1996. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. One line reflects total return with a deduction of the current maximum initial sales charge of 5.75%, and the other line reflects total return without such charge. The ending value of investments in the Fund's Class B shares, Class C shares (each reflecting the deduction of the appropriate deferred sales charge, if any) and Class I shares (which are not subject to any sales charges) over the same time period was $11,922, $11,980, and $12,739, respectively. Class B, Class C and Class I performance will vary from Class A performance due to the differences in sales charges and expenses applicable to an investment in each such class.

(2) The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of sales charges and expenses that mutual fund investors bear.

(3) The Russell 3000 Growth Index measures performance of the companies within the Russell 3000 Index (the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forcasted growth values. The Russell 3000 Growth Index is not an actual investment and does not reflect the deductions of sales charges and expenses that mutual fund investors bear.

(4) The Lipper Multi Cap Growth Fund Index measures the composite performance of the 30 largest "multi cap growth" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(5) Inception date is December 26, 1996, for both the Fund's shares and for index data.

    PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM-CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVES ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS                                   JUNDT OPPORTUNITY FUND
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

COMMON STOCKS

                                                                                                      Market
Industry Description and Issue                                 Number of Shares            Cost        Value (a)
----------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (2.3%)
----------------------------------------------------------------------------------------------------------------
   Genentech, Inc. (b)                                              11,700         $   373,433        $  387,972
   IDEC Pharmaceuticals Corporation (b)                             13,900             464,312           461,063
                                                                                   -----------------------------
                                                                                       837,745           849,035
                                                                                   -----------------------------
CABLE (12.0%)
----------------------------------------------------------------------------------------------------------------
   Cablevision Systems New York Group -- Class A (b)                43,800             227,450           733,212
   Charter Communications, Inc. -- Class A (b)                     790,000           2,469,538           932,200
   Clear Channel Communications, Inc. (b)                           21,200             759,759           790,548
   Cox Communication Inc. -- Class A (b)(e)                         23,900             493,691           678,760
   Mediacom Communications Corporation (b)                         151,800             746,485         1,337,358
                                                                                   -----------------------------
                                                                                     4,696,923         4,472,078
                                                                                   -----------------------------
COMPUTER HARDWARE (6.5%)
----------------------------------------------------------------------------------------------------------------
   Intel Corporation (e)                                            83,300           2,496,440         1,296,981
   Sun Microsystems, Inc. (b)                                      357,800           1,986,185         1,112,758
                                                                                   -----------------------------
                                                                                     4,482,625         2,409,739
                                                                                   -----------------------------
COMPUTER SERVICES/SOFTWARE (13.2%)
----------------------------------------------------------------------------------------------------------------
   Emulex Corporation (b)                                           90,000           1,994,628         1,669,500
   Immersion Corporation (b)(d)                                    430,900           5,761,160           504,153
   i2 Technologies, Inc. (b)                                       225,000             641,055           258,750
   Microsoft Corporation (b)(f)                                     48,200           2,253,734         2,491,940
                                                                                   -----------------------------
                                                                                    10,650,577         4,924,343
                                                                                   -----------------------------
ENERGY (4.1%)
----------------------------------------------------------------------------------------------------------------
   Schlumberger Limited (g)                                         36,700           1,584,338         1,544,703
                                                                                   -----------------------------
                                                                                     1,584,338         1,544,703
                                                                                   -----------------------------
HEALTHCARE SERVICES (1.1%)
----------------------------------------------------------------------------------------------------------------
   Allscripts Healthcare Solutions, Inc. (b)                       165,200             548,185           394,828
                                                                                   -----------------------------
                                                                                       548,185           394,828
                                                                                   -----------------------------
INTERACTIVE MEDIA (11.5%)
----------------------------------------------------------------------------------------------------------------
   Comcast Corporation -- Class A (b)                               85,500           2,375,768         1,931,445
   EchoStar Communications Corporation -- Class A (b)(f)            29,800             752,450           663,348
   General Motors Corporation -- Class H (b)                       157,500           4,234,917         1,685,250
                                                                                   -----------------------------
                                                                                     7,363,135         4,280,043
                                                                                   -----------------------------

See accompanying notes to schedule of investments.                            16

SCHEDULE OF INVESTMENTS (CONCLUDED)                       JUNDT OPPORTUNITY FUND
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------
COMMON STOCKS (CONCLUDED)

                                                                                                Market
Industry Description and Issue                           Number of Shares            Cost        Value (a)
----------------------------------------------------------------------------------------------------------
MEDICAL DEVICES/DRUGS (4.9%)
----------------------------------------------------------------------------------------------------------
   Pfizer Inc. (e)                                            60,200         $ 1,853,321       $ 1,840,314
                                                                             -----------------------------
                                                                               1,853,321         1,840,314
                                                                             -----------------------------
MISCELLANEOUS (2.1%)
----------------------------------------------------------------------------------------------------------
   Integrated Defense Technologies, Inc. (b)                  54,600           1,400,468           791,700
                                                                             -----------------------------
                                                                               1,400,468           791,700
                                                                             -----------------------------
RETAIL (6.9%)
----------------------------------------------------------------------------------------------------------
   Costco Wholesale Corporation (b)                           10,200             344,603           286,212
   The Home Depot, Inc.                                       59,500           2,138,664         1,425,620
   Target Corporation                                         28,200             889,581           846,000
                                                                             -----------------------------
                                                                               3,372,848         2,557,832
                                                                             -----------------------------
TELECOMMUNICATIONS INFRASTRUCTURE (4.4%)
----------------------------------------------------------------------------------------------------------
   AT&T Wireless Services Inc. (b)(f)                        290,100           6,085,790         1,639,065
                                                                             -----------------------------
                                                                               6,085,790         1,639,065
                                                                             -----------------------------
WIRELESS/TELECOMMUNICATION SERVICES (10.4%)
----------------------------------------------------------------------------------------------------------
   AOL Time Warner Inc. (b)(e)                                82,100             828,280         1,075,510
   Nextel Communications, Inc. -- Class A (b)                108,900             678,277         1,257,795
   Openwave Systems Inc. (b)                                 226,700             783,931           453,400
   XM Satellite Radio Holdings Inc. -- Class A (b)           400,200           3,251,299         1,076,538
                                                                             -----------------------------
                                                                               5,541,787         3,863,243
                                                                             -----------------------------
TOTAL COMMON STOCKS (79.4%)                                                   48,417,742        29,566,923
                                                                             =============================



See accompanying notes to schedule of investments.                            17

SCHEDULE OF INVESTMENTS (CONTINUED)                       JUNDT OPPORTUNITY FUND
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

CONVERTIBLE BONDS

                                                                                                             Market
Industry Description and Issue                               Principal Amount                    Cost         Value (a)
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES (4.2%)
-----------------------------------------------------------------------------------------------------------------------
   Charter Communications, 4.750% due 06/01/2006,
   convertible into Charter Communications common stock         $5,482,000          $   2,032,340          $ 1,007,318
   Nextel Communications, 6.000% due 06/01/2011,
   convertible into Nextel Communications common stock             656,000                597,545              565,800
                                                                                    ----------------------------------
                                                                                        2,629,885            1,573,118
                                                                                    ----------------------------------
TOTAL CONVERTIBLE BONDS (4.2%)                                                          2,629,885            1,573,118
                                                                                    ==================================
   Total investments in securities (83.6%)                                          $  51,047,627(c)        31,140,041
                                                                                    =============
   Other assets in excess of liabilities (16.4%)                                                             6,129,613
                                                                                                           -----------
NET ASSETS (100.0%)                                                                                        $37,269,654
                                                                                                           ===========
Notes to Schedule of Investments:
    Percentage of investments as shown is the ratio of the total market value to total net assets.
    (a) Securities are valued by procedures described in note 2 to the financial statements.
    (b) Presently non-income producing.
    (c) Cost for federal income tax purposes at December 31, 2002, was $58,464,428. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:
        ------------------------------------------------
        Gross unrealized appreciation          2,459,586
        Gross unrealized depreciation        (29,783,973)
                                             -----------
        Net unrealized depreciation        $ (27,324,387)
        ------------------------------------------------
    (d) Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of the
        Jundt Opportunity Fund, as defined in the Investment Company
        Act of 1940 at or during the period ended December 31,
        2002.

        The activity for investments in Common Stocks of Affiliates is as follows:
                                        BEGINNING      PURCHASE       SALES         ENDING       DIVIDEND     NET REALIZED
        DESCRIPTION                        COST          COST         COST           COST         INCOME      GAINS/LOSSES
        ------------------------------------------------------------------------------------------------------------------
        Immersion Corporation          $5,838,758        $ --       $77,598      $5,761,160        $ --        $ (72,542)
        ------------------------------------------------------------------------------------------------------------------
        Total                          $5,838,758        $ --       $77,598      $5,761,160        $ --        $ (72,542)
        ------------------------------------------------------------------------------------------------------------------
   (e) Securities pledged, with a market value of $4,891,565, as collateral for short futures contracts entered into as of
       December 31, 2002:
                                                                 UNREALIZED
       CONTRACTS     ISSUE                     MARKET VALUE     DEPRECIATION
       ---------------------------------------------------------------------
       20            S&P 500 - March 2003      $4,394,500        $ (3,846)
       ---------------------------------------------------------------------
                                               $4,394,500        $ (3,846)
       =====================================================================
   (f) Securities pledged, with a market value of $2,745,030, as collateral for the following short sales entered into as of
       December 31, 2002:
       SHARES       ISSUE                             MARKET VALUE
       -----------------------------------------------------------
       30,000       Boston Scientific Corporation     $1,275,600
       -----------------------------------------------------------
       Total                                          $1,275,600
       ===========================================================
   (g) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National
       Market System.

See accompanying notes to schedule of investments.                            18

JUNDT TWENTY-FIVE FUND
--------------------------------------------------------------------------------

THE JUNDT TWENTY-FIVE FUND, IN NORMAL MARKET CONDITIONS, MAINTAINS A MORE concentrated portfolio of approximately, but not less than, 25 securities of primarily American growth companies, without regard to their size. The Fund may employ leverage, sell securities short, and buy and sell futures and options contracts in an effort to protect assets against adverse market price changes and in an attempt to generate additional investment returns.


COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2002
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                   [PIE CHART]

                                BIOTECHNOLOGY    2.9%
                                        CABLE    8.3%
                            COMPUTER HARDWARE    8.3%
                   COMPUTER SERVICES/SOFTWARE   10.4%
                                       ENERGY    2.3%
                            INTERACTIVE MEDIA    7.2%
                        MEDICAL DEVICES/DRUGS    5.2%
                                       RETAIL    8.0%
                           TELECOMMUNICATIONS
                               INFRASTRUCTURE    5.7%
                   WIRELESS/TELECOMMUNICATION
                                     SERVICES    7.8%
                  SHORT-TERM SECURITIES/OTHER
              ASSETS IN EXCESS OF LIABILITIES   33.9%

PERFORMANCE DATA: JUNDT TWENTY-FIVE FUND
--------------------------------------------------------------------------------

TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                               [PLOT POINTS GRAPH]

                                                             12/31/02
                                                             --------
          JUNDT TWENTY-FIVE FUND(1)
          (Class A shares without sales charge)*             $10,217

          JUNDT TWENTY-FIVE FUND(1)
          (Class A shares with sales charge)                 $ 9,629

          RUSSELL 1000 GROWTH INDEX(2)                       $ 8,437

          RUSSELL 3000 GROWTH INDEX(3)                       $ 7,934

          LIPPER MULTI CAP GROWTH
          FUND INDEX(4)                                      $ 7,832


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                       SINCE
                                       1-YEAR          5-YEAR      INCEPTION(5)
--------------------------------------------------------------------------------
JUNDT TWENTY-FIVE CLASS A
Without sales charge*                  (33.87)%          0.43%          0.43%
With sales charge (a)                  (37.66)          (0.75)         (0.75)
--------------------------------------------------------------------------------
JUNDT TWENTY-FIVE CLASS B
Without sales charge**                 (34.31)          (0.36)         (0.36)
With sales charge (b)                  (38.25)          (0.75)         (0.75)
--------------------------------------------------------------------------------
JUNDT TWENTY-FIVE CLASS C
Without sales charge**                 (34.27)          (0.30)         (0.30)
With sales charge (c)                  (35.25)          (0.30)         (0.30)
--------------------------------------------------------------------------------
JUNDT TWENTY-FIVE CLASS I              (33.63)          (0.70)          0.70
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX              (27.88)          (3.84)         (3.84)
--------------------------------------------------------------------------------
RUSSELL 3000 GROWTH INDEX              (28.03)          (4.10)         (4.10)
--------------------------------------------------------------------------------
LIPPER MULTI CAP GROWTH FUND INDEX     (29.82)          (3.34)         (3.34)
--------------------------------------------------------------------------------

* Applicable to investors who purchased shares at net asset value (without sales charges).
** Applicable to investors who purchased shares at net asset value (without sales charge) and were not charged a deferred sales charge.
(a) maximum initial sales charge of 5.75%.
(b) a contingent deferred sales charge of up to 6% will be imposed if shares are redeemed within seven years of purchase.
(c) a contingent deferred sales charge of 1.5% will be imposed if shares are redeemed within eighteen months of purchase.

(1) Total return is based on a hypothetical investment at the Fund's inception on December 31, 1997. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. One line reflects total return with a deduction of the current maximum initial sales charge of 5.75%, and the other line reflects total return without such charge. The ending value of investments in the Fund's Class B shares, Class C shares (each reflecting the deduction of the appropriate deferred sales charge, if any) and Class I shares (which are not subject to any sales charges) over the same time period was $9,630, $9,849, and $10,354, respectively. Class
    B, Class C and Class I performance will vary from Class A performance due to the differences in sales charges and expenses applicable to an investment in each such class.

(2) The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of sales charges and expenses that mutual fund investors bear.

(3) The Russell 3000 Growth Index measures performance of the companies within the Russell 3000 Index (the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forcasted growth values. The Russell 3000 Growth Index is not an actual investment and does not reflect the deductions of sales charges and expenses that mutual fund investors bear.

(4) The Lipper Multi Cap Growth Fund Index measures the composite performance of the 30 largest "multi cap growth" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(5) Inception date is December 31, 1997, for both the Fund's shares and for index data.

    PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM-CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVES ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS                                   JUNDT TWENTY-FIVE FUND
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

COMMON STOCKS

                                                                                                    Market
Industry Description and Issue                              Number of Shares             Cost        Value (a)
--------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (2.9%)
--------------------------------------------------------------------------------------------------------------
   Amgen Inc. (b)                                                   600         $    29,250        $    29,004
   Genentech, Inc. (b)                                           10,000             342,466            331,600
                                                                                ------------------------------
                                                                                    371,716            360,604
                                                                                ------------------------------
CABLE (8.3%)
--------------------------------------------------------------------------------------------------------------
   Charter Communications, Inc. -- Class A (b)                  286,600             908,984            338,188
   Clear Channel Communications, Inc. (b)                         9,300             333,284            346,797
   Cox Communication Inc. -- Class A (b)(e)                      12,000             280,510            340,800
                                                                                ------------------------------
                                                                                  1,522,778          1,025,785
                                                                                ------------------------------
COMPUTER HARDWARE (8.3%)
--------------------------------------------------------------------------------------------------------------
   Intel Corporation (e)                                         29,100             871,211            453,087
   PMC -- Sierra Inc. (b)                                        34,600             522,502            192,376
   Sun Microsystems, Inc. (b)                                   123,800             720,063            385,018
                                                                                ------------------------------
                                                                                  2,113,776          1,030,481
                                                                                ------------------------------
COMPUTER SERVICES/SOFTWARE (10.4%)
--------------------------------------------------------------------------------------------------------------
   Immersion Corporation (b)(d)                                 126,800           2,758,642            148,356
   Intuit Inc. (b)                                                5,300             188,436            248,676
   Microsoft Corporation (b)                                     17,200             806,629            889,240
                                                                                ------------------------------
                                                                                  3,753,707          1,286,272
                                                                                ------------------------------
ENERGY (2.3%)
--------------------------------------------------------------------------------------------------------------
   Schlumberger Limited (f)                                       6,700             287,992            282,003
                                                                                ------------------------------
                                                                                    287,992            282,003
                                                                                ------------------------------
INTERACTIVE MEDIA (7.2%)
--------------------------------------------------------------------------------------------------------------
   Comcast Corporation -- Class A (b)                            27,500             750,643            621,225
   EchoStar Communications Corporation -- Class A (b)             9,700             411,851            215,922
   General Motors Corporation -- Class H (b)                      5,900              62,422             63,130
                                                                                ------------------------------
                                                                                  1,224,916            900,277
                                                                                ------------------------------
MEDICAL DEVICES/DRUGS (5.2%)
--------------------------------------------------------------------------------------------------------------
   Pfizer Inc. (e)                                               21,300             656,062            651,141
                                                                                ------------------------------
                                                                                    656,062            651,141
                                                                                ------------------------------

See accompanying notes to schedule of investments.                            21

SCHEDULE OF INVESTMENTS                                   JUNDT TWENTY-FIVE FUND
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)

                                                                             Market
Industry Description and Issue        Number of Shares            Cost        Value (a)
---------------------------------------------------------------------------------------
RETAIL (8.0%)
---------------------------------------------------------------------------------------
   Costco Wholesale Corporation (b)         4,500         $   125,394        $  126,270
   The Home Depot, Inc.                    21,000             762,213           503,160
   Kohl's Corporation (b)                   1,100              60,869            61,545
   Target Corporation                      10,000             315,875           300,000
                                                          -----------------------------
                                                            1,264,351           990,975
                                                          -----------------------------
TELECOMMUNICATIONS INFRASTRUCTURE (5.7%)
---------------------------------------------------------------------------------------
   AT&T Wireless Services Inc. (b)        125,100           2,668,995           706,815
                                                          -----------------------------
                                                            2,668,995           706,815
                                                          -----------------------------
WIRELESS/TELECOMMUNICATIONS SERVICES (3.7%)
---------------------------------------------------------------------------------------
   AOL Time Warner Inc. (b)(e)             30,500             307,513           399,550
   Sprint Corp. (PCS Group) (b)            14,400              62,883            63,072
                                                          -----------------------------
                                                              370,396           462,622
                                                          -----------------------------
TOTAL COMMON STOCKS (62.0%)                                14,234,689         7,696,975
                                                          =============================



See accompanying notes to schedule of investments.                            22

SCHEDULE OF INVESTMENTS (CONCLUDED)                       JUNDT TWENTY-FIVE FUND
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

CONVERTIBLE BONDS

                                                                                                  Market
Industry Description and Issue                          Principal Amount                Cost       Value (a)
------------------------------------------------------------------------------------------------------------
WIRELESS/TELECOMMUNICATION SERVICES (4.1%)
------------------------------------------------------------------------------------------------------------
   Nextel Communications, 6.000% due 06/01/2011,
   convertible into Nextel Communications common stock          $211,000         $  192,366         $181,988
   XM Satellite Radio Holdings, 7.750% due 03/01/2006,
   convertible into XM Satellite Radio Holdings common
   stock                                                         871,000            871,000          330,980
                                                                                 ----------         --------
                                                                                  1,063,366          512,968
                                                                                 ----------         --------
TOTAL CONVERTIBLE BONDS (4.1%)                                                    1,063,366          512,968
                                                                                 ==========         ========

SHORT-TERM SECURITIES

                                                                                                               Market
Industry Description and Issue                                     Principal Amount               Cost          Value (a)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (12.6%)
-------------------------------------------------------------------------------------------------------------------------
   Repurchase agreement with U.S. Bank, N.A. 1.05%
   acquired on 12/31/02 and due 1/2/03 with proceeds of
   $1,558,091 collateralized by $1,618,448 FGCI, 5.000%,
   due 8/1/2017, value including accrued interest, $1,589,273.    $1,558,000            $    1,558,000        $ 1,558,000
                                                                                        ---------------------------------
TOTAL SHORT-TERM SECURITIES (12.6%)                                                          1,558,000          1,558,000
                                                                                        =================================
   Total investments in securities (78.7%)                                              $   16,856,055 (c)      9,767,943
                                                                                        ==============
   Other assets in excess of liabilities (21.3%)                                                                2,642,768
                                                                                                              -----------
NET ASSETS (100.0%)                                                                                           $12,410,711
                                                                                                              ===========
Notes to Schedule of Investments:
    Percentage of investments as shown is the ratio of the total market value to total net assets.
    (a) Securities are valued by procedures described in note 2 to the financial statements.
    (b) Presently non-income producing.
    (c) Cost for federal income tax purposes at December 31, 2002, was $17,847,107. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:
        ------------------------------------------------
        Gross unrealized appreciation        $   342,367
        Gross unrealized depreciation         (8,421,531)
                                             -----------
        Net unrealized depreciation          $(8,079,164)
        ------------------------------------------------
    (d) Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of the
        Jundt Twenty-Five Fund, as defined in the Investment Company
        Act of 1940 at or during the period ended December 31,
        2002.
        The activity for investments in Common Stocks of Affiliates is as follows:
                                        BEGINNING      PURCHASE       SALES         ENDING       DIVIDEND     NET REALIZED
        DESCRIPTION                        COST          COST         COST           COST         INCOME      GAINS/LOSSES
        ------------------------------------------------------------------------------------------------------------------
        Immersion Corporation          $2,858,092        $ --       $99,450      $2,758,642        $ --        $ (94,325)
        ------------------------------------------------------------------------------------------------------------------
        Total                          $2,858,092        $ --       $99,450      $2,758,642        $ --        $ (94,325)
        ------------------------------------------------------------------------------------------------------------------
   (e) Securities pledged, with a market value of $1,844,578, as collateral for short futures contracts entered into as of
       December 31, 2002:
                                                                 UNREALIZED
       CONTRACTS     ISSUE                     MARKET VALUE     DEPRECIATION
       ---------------------------------------------------------------------
       6             S&P 500 -
                     March 2003                $1,318,350        $ (960)
       ---------------------------------------------------------------------
                                               $1,318,350        $ (960)
       =====================================================================
   (f) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

See accompanying notes to schedule of investments.                            23

JUNDT MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

THE JUNDT MID-CAP GROWTH FUND, IN NORMAL MARKET CONDITIONS, MAINTAINS A core portfolio of approximately 30 to 50 securities of primarily medium-sized American growth companies. These companies are those with market capitalizations that fall within the same range as the companies in the S&P MidCap 400 Index, which currently have market capitalizations ranging from approximately $900 million to approximately $3 billion. However, the Fund may also invest in companies with market capitalization that fall outside this range. The Fund may employ leverage, sell securities short, and buy and sell futures and options contracts in an effort to protect assets against adverse market price changes and in an attempt to generate additional investment returns.


COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2002
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                  [PIE CHART]

                                BIOTECHNOLOGY    1.2%
                                        CABLE    7.7%
                            COMPUTER HARDWARE    4.9%
                   COMPUTER SERVICES/SOFTWARE    4.8%
                          HEALTHCARE SERVICES   17.2%
                            INTERACTIVE MEDIA    4.5%
                        MEDICAL DEVICES/DRUGS    0.8%
                                MISCELLANEOUS    5.1%
                                       RETAIL    0.7%
                   WIRELESS/TELECOMMUNICATION
                                     SERVICES    7.3%
                  SHORT-TERM SECURITIES/OTHER
              ASSETS IN EXCESS OF LIABILITIES   45.8%

PERFORMANCE DATA: MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [PLOT POINTS GRAPH]

                                                             12/31/02
                                                             --------
          JUNDT MID-CAP GROWTH FUND(1)
          (Class A shares without sales charge)*              $6,136

          JUNDT MID-CAP GROWTH FUND(1)
          (Class A shares with sales charge)                  $5,783

          RUSSELL MIDCAP GROWTH INDEX(2)                      $4,538

          LIPPER MID-CAP GROWTH
          FUND INDEX(3)                                       $4,531


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2002)
--------------------------------------------------------------------------------

       -------------------------------------------------------------------
                                                                  SINCE
                                                 1-YEAR       INCEPTION(4)
       -------------------------------------------------------------------
       JUNDT MID-CAP GROWTH CLASS A
       Without sales charge*                     (28.93)%        (17.72)%
       With sales charge (a)                     (32.99)         (19.64)
       -------------------------------------------------------------------
       JUNDT MID-CAP GROWTH CLASS B
       Without sales charge**                    (29.41)         (18.33)
       With sales charge (b)                     (33.65)         (19.59)
       -------------------------------------------------------------------
       JUNDT MID-CAP GROWTH CLASS C
       Without sales charge**                    (29.41)         (18.33)
       With sales charge (c)                     (30.47)         (18.33)
       -------------------------------------------------------------------
       JUNDT MID-CAP GROWTH CLASS I              (28.80)         (17.50)
       -------------------------------------------------------------------
       RUSSELL MIDCAP GROWTH INDEX               (16.19)         ( 7.88)
       -------------------------------------------------------------------
       LIPPER MID-CAP GROWTH FUND INDEX          (28.47)         (27.08)

 * Applicable to investors who purchased shares at net asset value (without sales charges).
** Applicable to investors who purchased shares at net asset value (without sales charge) and were not charged a deferred sales charge.
    (a) maximum initial sales charge of 5.75%.
    (b) a contingent deferred sales charge of up to 6% will be imposed if shares are redeemed within seven years of purchase.
    (c) a contingent deferred sales charge of 1.5% will be imposed if shares are redeemed within eighteen months of purchase.

(1) Total return is based on a hypothetical investment at the Fund's inception on June 30, 2000. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. Investments in IPOs, during a period favorable for IPO investing, contributed substantially to the quoted performance of Jundt Mid-Cap Growth Fund for the period ended December 31, 2000. Several other factors also contributed to the Fund's higher return in 2000, including its shorter operating history and smaller asset base. There is no assurance that conditions will exist in the future that will have a similar effect on performance. One line reflects total return with a deduction of the current maximum initial sales charge of 5.75%, and the other line reflects total return without such charge. The ending value of investments in the Fund's Class B shares, Class C shares (each reflecting the deduction of the appropriate deferred sales charge, if any) and Class I shares (which are not subject to any sales charges) over the same time period was $5,792, $6,023, and $6,177, respectively. Class B, Class C and Class I performance will vary from Class A performance due to the differences in sales charges and expenses applicable to an investment in each such class.

(2) The Russell Midcap Growth Index measures performance of the companies within the Russell Midcap Index (the 800 smallest companies in the Russell 1000 Index, which includes the 1,000 largest U.S. companies based on total market capitalization) with relatively higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is not an actual investment and does not reflect the deductions of sales charges and expenses that mutual fund investors bear.

(3) The Lipper Mid-Cap Growth Fund Index measures the composite performance of the 30 largest "mid-cap growth" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(4) Inception date is June 30, 2000, for both the Fund's shares and for index data.

    PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM-CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVES ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS                                JUNDT MID-CAP GROWTH FUND
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

COMMON STOCKS

                                                                                           Market
Industry Description and Issue                       Number of Shares           Cost        Value (a)
-----------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (1.2%)
-----------------------------------------------------------------------------------------------------
   IDEC Pharmaceuticals Corporation (b)                    2,300         $   79,626        $   76,291
                                                                         ----------------------------
                                                                             79,626            76,291
                                                                         ----------------------------
CABLE (7.7%)
-----------------------------------------------------------------------------------------------------
   Cablevision Systems New York Group -- Class A (b)       7,600             78,546           127,224
   Charter Communications, Inc. -- Class A (b)           166,800            530,891           196,824
   Insight Communications Company, Inc. (b)(d)            15,000            206,378           185,700
                                                                         ----------------------------
                                                                            815,815           509,748
                                                                         ----------------------------
COMPUTER HARDWARE (4.9%)
-----------------------------------------------------------------------------------------------------
   PMC -- Sierra Inc. (b)(d)                              18,300            276,352           101,748
   Sun Microsystems, Inc. (b)                             70,800            247,977           220,188
                                                                         ----------------------------
                                                                            524,329           321,936
                                                                         ----------------------------
COMPUTER SERVICES/SOFTWARE (4.8%)
-----------------------------------------------------------------------------------------------------
   CheckFree Corp. (b)                                    11,700            147,043           187,212
   Intuit Inc. (b)                                         2,800            105,001           131,376
                                                                         ----------------------------
                                                                            252,044           318,588
                                                                         ----------------------------
HEALTHCARE SERVICES (17.2%)
-----------------------------------------------------------------------------------------------------
   Accredo Health, Incorporated (b)                        8,450            303,658           297,862
   Allscripts Healthcare Solutions, Inc. (b)              32,800            216,480            78,392
   Express Scripts, Inc. -- Class A (b)                    6,000            337,353           288,240
   Humana Inc. (b)(d)                                     39,800            530,109           398,000
   Quest Diagnostics Incorporated (b)                      1,200             68,232            68,280
                                                                         ----------------------------
                                                                          1,455,832         1,130,774
                                                                         ----------------------------
INTERACTIVE MEDIA (4.5%)
-----------------------------------------------------------------------------------------------------
   EchoStar Communications Corporation -- Class A (b)      5,100            172,275           113,526
   General Motors Corporation -- Class H (b)              17,100            175,460           182,970
                                                                         ----------------------------
                                                                            347,735           296,496
                                                                         ----------------------------
MEDICAL DEVICES/DRUGS (0.8%)
-----------------------------------------------------------------------------------------------------
   ICOS Corporation (b)                                    2,300             57,554            53,843
                                                                         ----------------------------
                                                                             57,554            53,843
                                                                         ----------------------------

See accompanying notes to schedule of investments.                            26

SCHEDULE OF INVESTMENTS (CONTINUED)                    JUNDT MID-CAP GROWTH FUND
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)

                                                                                               Market
Industry Description and Issue                           Number of Shares           Cost        Value (a)
---------------------------------------------------------------------------------------------------------
MISCELLANEOUS (5.1%)
---------------------------------------------------------------------------------------------------------
   Harman International Industries, Incorporated              3,200          $  103,390        $  190,400
   Integrated Defense Technologies, Inc. (b)                  9,900             250,852           143,550
                                                                             ----------------------------
                                                                                354,242           333,950
                                                                             ----------------------------
RETAIL (0.7%)
---------------------------------------------------------------------------------------------------------
   Costco Wholesale Corporation (b)                           1,700              57,427            47,702
                                                                             ----------------------------
                                                                                 57,427            47,702
                                                                             ----------------------------
WIRELESS/TELECOMMUNICATION SERVICES (7.3%)
---------------------------------------------------------------------------------------------------------
   Nextel Communications, Inc. -- Class A (b)                19,100             113,665           220,605
   Nextel Partners, Inc. -- Class A (b)                       9,700              88,535            58,879
   Openwave Systems Inc. (b)                                  7,500              85,291            15,000
   XM Satellite Radio Holdings Inc. -- Class A (b)           68,700             643,803           184,803
                                                                             ----------------------------
                                                                                931,294           479,287
                                                                             ----------------------------
TOTAL COMMON STOCKS (54.2%)                                                   4,875,898         3,568,615
                                                                             ============================



See accompanying notes to schedule of investments.                            27

SCHEDULE OF INVESTMENTS (CONCLUDED)                    JUNDT MID-CAP GROWTH FUND
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES

                                                                                                                Market
Industry Description and Issue                                    Principal Amount                   Cost        Value (a)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (22.0%)
--------------------------------------------------------------------------------------------------------------------------
   Repurchase agreement with U.S. Bank, N.A. 1.05%
   acquired on 12/31/02 and due 1/2/03 with proceeds of
   $1,452,085 collateralized by $1,508,336 FGCI, 5.000%,
   due 8/1/2017, value including accrued interest,
   $1,481,145.                                                  $1,452,000           $1,452,000                 $1,452,000
                                                                                     -----------                ----------
                                                                                      1,452,000                  1,452,000
                                                                                     -----------                ----------
TOTAL SHORT-TERM SECURITIES (22.0%)                                                   1,452,000                  1,452,000
                                                                                     ===========                ==========
   Total investments in securities (76.2%)                                           $6,327,898 (c)              5,020,615
                                                                                     ===========
   Other assets in excess of liabilities (23.8%)                                                                 1,569,666
                                                                                                                ----------
NET ASSETS (100.0%)                                                                                             $6,590,281
                                                                                                                ==========
Notes to Schedule of Investments:
    Percentage of investments as shown is the ratio of the total market value to total net assets.
    (a) Securities are valued by procedures described in note 2 to the financial statements.
    (b) Presently non-income producing.
    (c) Cost for federal income tax purposes at December 31, 2002, was
        $6,540,115. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:
        -----------------------------------------------
        Gross unrealized appreciation      $    323,086
        Gross unrealized depreciation        (1,842,586)
                                           ------------
        Net unrealized depreciation        $ (1,519,500)
        -----------------------------------------------
   (d) Securities pledged, with a market value of $685,448, as collateral for the following short futures contracts entered into as of December 31,
       2002:
                                                                 UNREALIZED
       CONTRACTS     ISSUE                    MARKET VALUE      DEPRECIATION
       -----------   ----------------------   --------------   -------------
       3             S&P 500 - March 2003        $659,175         $ (157)
       ---------------------------------------------------------------------
                                                 $659,175         $ (157)
       =====================================================================



See accompanying notes to schedule of investments.                            28

JUNDT SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

THE JUNDT SCIENCE & TECHNOLOGY FUND, IN NORMAL MARKET CONDITIONS, MAINTAINS a core portfolio of approximately 30 to 50 securities of primarily American growth companies, without regard to their size, that design, develop, manufacture or sell science or technology-related products or services. Some of the industries in which the Fund may invest include the computer software and hardware, semiconductors, electronics, communications, information services, media, biotechnology, life science and healthcare, chemical and synthetic materials and e-commerce industries. The Fund may employ leverage, sell securities short, and buy and sell futures and options contracts in an effort to protect assets against adverse market price changes and in an attempt to generate additional investment returns.


COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2002
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                  [PIE CHART]

                               BIOTECHNOLOGY    4.0%
                                       CABLE    5.4%
                           COMPUTER HARDWARE   13.4%
                  COMPUTER SERVICES/SOFTWARE   15.0%
                                      ENERGY    5.2%
                         HEALTHCARE SERVICES    2.2%
                           INTERACTIVE MEDIA    3.6%
                       MEDICAL DEVICES/DRUGS   27.6%
                         TELECOMMUNICATIONS/
                              INFRASTRUCTURE    6.5%
                  WIRELESS/TELECOMMUNICATION
                                    SERVICES    9.2%
                 SHORT-TERM SECURITIES/OTHER
             ASSETS IN EXCESS OF LIABILITIES    7.9%

PERFORMANCE DATA: SCIENCE & TECHNOLOGY FUND


TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [PLOT POINTS GRAPH]

                                                             12/31/02
                                                             --------
          JUNDT SCIENCE & TECHNOLOGY FUND(1)
          (Class A shares without sales charge)*              $4,750

          JUNDT SCIENCE & TECHNOLOGY FUND(1)
          (Class A shares with sales charge)                  $4,477

          NASDAQ COMPOSIT INDEX(2)                            $3,353

          LIPPER SCIENCE & TECHNOLOGY FUND INDEX(3)           $2,449


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2002)
--------------------------------------------------------------------------------

                                                                 SINCE
                                                1-YEAR       INCEPTION(4)
-------------------------------------------------------------------------
JUNDT SCIENCE & TECHNOLOGY CLASS A
Without sales charge*                           (41.65)%        (25.72)%
With sales charge (a)                           (45.02)         (27.45)
-------------------------------------------------------------------------
JUNDT SCIENCE & TECHNOLOGY CLASS B
Without sales charge**                          (42.06)         (26.22)
With sales charge (b)                           (45.54)         (27.41)
-------------------------------------------------------------------------
JUNDT SCIENCE & TECHNOLOGY CLASS C
Without sales charge**                          (42.06)         (26.22)
With sales charge (c)                           (42.93)         (26.22)
-------------------------------------------------------------------------
JUNDT SCIENCE & TECHNOLOGY CLASS I              (41.49)         (25.53)
-------------------------------------------------------------------------
NASDAQ COMPOSITE INDEX                          (31.53)         (35.30)
-------------------------------------------------------------------------
LIPPER SCIENCE & TECHNOLOGY FUND INDEX          (41.38)         (43.03)
-------------------------------------------------------------------------

* Applicable to investors who purchased shares at net asset value (without sales charges).

** Applicable to investors who purchased shares at net asset value (without sales charge) and were not charged a deferred sales charge.

    (a) maximum initial sales charge of 5.75%.

    (b) a contingent deferred sales charge of up to 6% will be imposed if shares are redeemed within seven years of purchase.

    (c) a contingent deferred sales charge of 1.5% will be imposed if shares are redeemed within eighteen months of purchase.

(1) Total return is based on a hypothetical investment at the Fund's inception on June 30, 2000. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. Investments in IPOs, during a period favorable for IPO investing, contributed substantially to the quoted performance of Jundt Science & Technology Fund for the period ended December 31, 2000. Several other factors also contributed to the Fund's higher return in 2000, including its shorter operating history and smaller asset base. There is no assurance that conditions will exist in the future that will have a similar effect on performance. One line reflects total return with a deduction of the current maximum initial sales charge of 5.75%, and the other line reflects total return without such charge. The ending value of investments in the Fund's Class B shares, Class C shares (each reflecting the deduction of the appropriate deferred sales charge, if any) and Class I shares (which are not subject to any sales charges) over the same time period was $4,483, $4,670, and $4,780, respectively. Class B, Class C and Class I performance will vary from Class A performance due to the differences in sales charges and expenses applicable to an investment in each such class.

(2) The NASDAQ Composite Index measures the composite performance of domestic common stocks traded on the regular NASDAQ market, as well as the National Market System traded foreign common stocks and ADRS. The NASDAQ Composite Index is not an actual investment and does not reflect the deduction of sales charges and expenses that mutual fund investors bear.

(3) The Lipper Science & Technology Fund Index measures the composite performance of the 30 largest "science & technology" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(4) Inception date is June 30, 2000, for both the Fund's shares and for index data.

    PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM-CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVES ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS                          JUNDT SCIENCE & TECHNOLOGY FUND
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

COMMON STOCKS

                                                                                 Market
Industry Description and Issue                Number of Shares         Cost       Value (a)
-------------------------------------------------------------------------------------------
BIOTECHNOLOGY (4.0%)
-------------------------------------------------------------------------------------------
   Genentech, Inc. (b)                             1,900          $ 66,401         $ 63,004
   IDEC Pharmaceuticals Corporation (b)              700            22,663           23,219
                                                                  -------------------------
                                                                    89,064           86,223
                                                                  -------------------------
CABLE (5.4%)
-------------------------------------------------------------------------------------------
   Mediacom Communications Corporation (b)        13,200            75,977          116,292
                                                                  -------------------------
                                                                    75,977          116,292
                                                                  -------------------------
COMPUTER HARDWARE (13.4%)
-------------------------------------------------------------------------------------------
   Broadcom Corporation -- Class A (b)             3,000            62,140           45,180
   Intel Corporation (e)                           6,700           200,457          104,319
   Numerical Technologies, Inc. (b)               10,100           115,582           34,946
   PMC -- Sierra Inc. (b)                          6,200            93,627           34,472
   Sun Microsystems, Inc. (b)                     23,400           156,022           72,774
                                                                  -------------------------
                                                                   627,828          291,691
                                                                  -------------------------
COMPUTER SERVICES/SOFTWARE (15.0%)
-------------------------------------------------------------------------------------------
   CheckFree Corp. (b)                             4,100            51,652           65,604
   Immersion Corporation (b)(d)                   22,400           272,616           26,208
   Intuit Inc. (b)                                   900            33,610           42,228
   i2 Technologies, Inc. (b)                      15,000            44,388           17,250
   Microsoft Corporation (b)                       3,400           158,989          175,780
                                                                  -------------------------
                                                                   561,255          327,070
                                                                  -------------------------
ENERGY (5.2%)
-------------------------------------------------------------------------------------------
   Schlumberger Limited (f)                        2,700           116,597          113,643
                                                                  -------------------------
                                                                   116,597          113,643
                                                                  -------------------------

See accompanying notes to schedule of investments.                            31

SCHEDULE OF INVESTMENTS (CONTINUED)              JUNDT SCIENCE & TECHNOLOGY FUND
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

                                                                                               Market
Industry Description and Issue                      Number of Shares                Cost        Value (a)
---------------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES (2.2%)
---------------------------------------------------------------------------------------------------------
   Allscripts Healthcare Solutions, Inc. (b)                  19,600          $   56,056         $ 46,844
                                                                              ---------------------------
                                                                                  56,056           46,844
                                                                              ---------------------------
INTERACTIVE MEDIA (3.6%)
---------------------------------------------------------------------------------------------------------
   EchoStar Communications Corporation -- Class A (b)          1,800              48,169           40,068
   Websense Inc. (b)                                           1,800              46,225           38,450
                                                                              ---------------------------
                                                                                  94,394           78,518
                                                                              ---------------------------
MEDICAL DEVICES/DRUGS (27.6%)
---------------------------------------------------------------------------------------------------------
   Aksys, Ltd. (b)                                             6,400              51,954           33,920
   Align Technology, Inc. (b)                                 27,000              76,701           74,547
   ATS Medical, Inc. (b)                                      24,800             371,105           11,160
   BioSphere Medical Inc. (b)                                 25,000             180,815          164,750
   Given Imaging Ltd. (b)(f)                                  11,300             135,520          104,638
   Intuitive Surgical, Inc. (b)                               15,000             108,050           92,400
   Pfizer Inc. (e)                                             3,900             119,736          119,223
                                                                              ---------------------------
                                                                               1,043,881          600,638
                                                                              ---------------------------
TELECOMMUNICATIONS INFRASTRUCTURE (6.5%)
---------------------------------------------------------------------------------------------------------
   AT&T Wireless Services Inc. (b)                            25,000             549,092          141,250
                                                                              ---------------------------
                                                                                 549,092          141,250
                                                                              ---------------------------



See accompanying notes to financial statements.                               32

SCHEDULE OF INVESTMENTS (CONTINUED)              JUNDT SCIENCE & TECHNOLOGY FUND
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)

                                                                                                Market
Industry Description and Issue                     Number of Shares               Cost           Value (a)
----------------------------------------------------------------------------------------------------------
WIRELESS/TELECOMMUNICATION SERVICES (9.2%)
----------------------------------------------------------------------------------------------------------
   Nextel Communications, Inc. -- Class A (b)                 6,600        $    36,769          $   76,230
   Openwave Systems Inc. (b)                                  3,600             41,166               7,200
   Radyne Comstream Inc. (b)                                  7,500             25,517              18,000
   Sprint Corp. (PCS Group) (b)                               8,000             87,660              35,040
   XM Satellite Radio Holdings Inc. -- Class A (b)           23,600            243,674              63,484
                                                                            ------------------------------
                                                                               434,786             199,954
                                                                            ------------------------------
TOTAL COMMON STOCKS (92.1%)                                                  3,648,930           2,002,123
                                                                            ==============================
   Total investments in securities (92.1%)                                  $3,648,930 (c)       2,002,123
                                                                            ===========
   Other assets in excess of liabilities (7.9%)                                                    171,604
                                                                                                ----------
NET ASSETS (100.0%)                                                                             $2,173,727
                                                                                                ==========
Notes to Schedule of Investments:
    Percentage of investments as shown is the ratio of the total market value to total net assets.
    (a) Securities are valued by procedures described in note 2 to the financial statements.
    (b) Presently non-income producing.
    (c) Cost for federal income tax purposes at December 31, 2002, was
        $3,689,816. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:
        -----------------------------------------------
        Gross unrealized appreciation      $    129,544
        Gross unrealized depreciation        (1,817,237)
                                           ------------
        Net unrealized depreciation        $ (1,687,693)
        -----------------------------------------------
    (d) Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of the Jundt
        Science & Technology Fund, as defined in the Investment Company Act of
        1940 at or during the year ended December 31, 2002. The activity for investments in Common Stocks of Affiliates is as follows:

                               BEGINNING     PURCHASE       SALES        ENDING      DIVIDEND     NET REALIZED
DESCRIPTION                       COST         COST         COST          COST        INCOME      GAINS/LOSSES
--------------------------------------------------------------------------------------------------------------
    Immersion Corporation      $311,941        $ --       $39,325      $272,616        $ --        $ (35,723)
--------------------------------------------------------------------------------------------------------------
    Total                      $311,941        $ --       $39,325      $272,616        $ --        $ (35,723)
==============================================================================================================
    (e) Securities pledged, with a market value of $223,542, as collateral for the following short futures contracts entered into as of December 31,
        2002:
                                                         UNREALIZED
        CONTRACTS     ISSUE            MARKET VALUE     APPRECIATION
        ------------------------------------------------------------
        1             NASDAQ 100 -
                      March 2003         $98,700          $142
        ------------------------------------------------------------
                                         $98,700          $142
        ============================================================
    (f) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

See accompanying notes to schedule of investments.                            33

FINANCIAL STATEMENTS                                           DECEMBER 31, 2002
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                       Jundt
                                                                                      Jundt        U.S. Emerging
                                                                                   Growth Fund      Growth Fund
----------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------
   Investment in securities of unaffiliated issuers, at market value (note 2)
    including repurchase agreements of $2,500,000, $2,408,000, $0,
    $1,558,000, $1,452,000 and $0, respectively (identified cost: $25,526,621,
    $36,937,318, $45,286,467, $14,097,413, $6,327,898 and $3,376,314,
    respectively)                                                                  $19,503,314     $26,099,272
   Investment in securities of affiliated issuers, at market value (note 2)
    (identified cost: $0, $6,406,641, $5,761,160, $2,758,642, $0 and
    $272,616 respectively)                                                                  --       2,106,519
   Cash                                                                                169,874           2,388
   Receivable for securities sold                                                    6,225,561       2,771,272
   Receivable for capital shares sold                                                       --          71,061
   Receivable from Adviser (note 4)                                                    102,602         114,748
   Receivable from brokers for proceeds on securities sold short                            --              --
   Receivable for variation margin on futures contracts                                     --           1,282
   Dividends and accrued interest receivable                                            14,201              70
   Prepaid expenses and other assets                                                    29,314          36,002
                                                                                   -----------     -----------
   Total assets                                                                     26,044,866      31,202,614
                                                                                   -----------     -----------

LIABILITIES
----------------------------------------------------------------------------------------------------------------
   Common stocks sold short, at market value (proceeds -- $0, $0,
    $1,251,451, $0, $0 and $0, respectively)                                                --              --
   Loans payable (note 5)                                                                   --              --
   Payable for securities purchased                                                         --              --
   Payable for capital shares redeemed                                                  61,409         102,522
   Payable for variation margin on futures contracts                                     2,403              --
   Accrued investment advisory fee                                                          --              --
   Accrued administration fee                                                           11,266          10,552
   Accrued custodian fee                                                                    --              --
   Accrued distribution fee                                                              1,478          18,770
   Interest payable (note 5)                                                                --              --
   Other accrued expenses and liabilities                                               97,116         135,539
                                                                                   -----------     -----------
   Total liabilities                                                                   173,672         267,383
                                                                                   -----------     -----------
   Net assets applicable to outstanding capital stock                              $25,871,194     $30,935,231
                                                                                   ===========     ===========

--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               34

                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------



           Jundt           Jundt          Jundt            Jundt
        Opportunity     Twenty-Five      Mid-Cap         Science &
            Fund            Fund       Growth Fund   Technology Fund
--------------------------------------------------------------------
        $30,635,888     $ 9,619,587     $5,020,615        $1,975,915
            504,153         148,356             --            26,208
                 --              --            665               339
         13,871,330       3,002,622      1,581,079           770,915
              4,113           3,587         45,498                --
                 --          86,559             --                --
          1,556,250              --             --                --
                 --              --             --               142
             31,861          26,114             42               506
             27,153          29,761         15,490            15,246
--------------------------------------------------------------------
         46,630,748      12,916,586      6,663,389         2,789,271
--------------------------------------------------------------------


--------------------------------------------------------------------
          1,275,600              --             --                --
          7,588,000              --             --           545,000
                 --         340,819             --                --
            176,493          69,729          7,141            16,592
              3,846             960            157                --
             44,672              --          7,569             2,603
             11,640          11,254         11,263            11,255
              6,455           4,215             --                --
             19,595           6,756          3,429               966
             33,976              78             --             2,579
            200,817          72,064         43,549            36,549
--------------------------------------------------------------------
          9,361,094         505,875         73,108           615,544
--------------------------------------------------------------------
        $37,269,654     $12,410,711     $6,590,281        $2,173,727
====================================================================

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS (CONTINUED)                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

                                                                                                      Jundt
                                                                                    Jundt         U.S. Emerging
                                                                                 Growth Fund       Growth Fund
---------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
---------------------------------------------------------------------------------------------------------------
   Capital stock (note 1)                                                      $  50,266,418      $  80,772,259
   Accumulated net investment loss                                                        --           (367,465)
   Accumulated net realized gain (loss) on investments                           (18,369,514)       (34,332,677)
   Net unrealized appreciation (depreciation) on:
    Investments                                                                   (6,023,307)       (15,138,168)
    Short sale positions                                                                  --                 --
    Futures contracts                                                                 (2,403)             1,282
                                                                               --------------------------------
   Total, representing net assets applicable to outstanding capital stock      $  25,871,194      $  30,935,231
                                                                               ================================
   Net assets applicable to outstanding Class A shares                         $     745,695      $   9,389,017
                                                                               ================================
   Net assets applicable to outstanding Class B shares                         $   1,142,599      $  12,217,297
                                                                               ================================
   Net assets applicable to outstanding Class C shares                         $     302,541      $   6,477,689
                                                                               ================================
   Net assets applicable to outstanding Class I shares                         $  23,680,359      $   2,851,228
                                                                               ================================

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
---------------------------------------------------------------------------------------------------------------
   CLASS A SHARES OF CAPITAL STOCK OUTSTANDING:
    129,352; 1,085,753; 1,277,367; 394,298; 581,117
    AND 174,772, RESPECTIVELY                                                  $        5.76      $        8.65
                                                                               ================================
   CLASS B SHARES OF CAPITAL STOCK OUTSTANDING:
    214,844; 1,493,370; 1,634,654; 729,038; 433,999
    AND 70,726, RESPECTIVELY                                                   $        5.32      $        8.18
                                                                               ================================
   CLASS C SHARES OF CAPITAL STOCK OUTSTANDING:
    56,563; 792,402; 863,529; 364,840; 93,617
    AND 108,374, RESPECTIVELY                                                  $        5.35      $        8.17
                                                                               ================================
   CLASS I SHARES OF CAPITAL STOCK OUTSTANDING:
    4,001,634; 319,745; 1,074,146; 433,318; 23,530
    AND 106,072, RESPECTIVELY                                                  $        5.92      $        8.92
                                                                               ================================

--------------------------------------------------------------------------------
                                                                              36
See accompanying notes to financial statements.

                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------



             Jundt             Jundt             Jundt            Jundt
          Opportunity       Twenty-Five         Mid-Cap         Science &
              Fund             Fund           Growth Fund    Technology Fund
----------------------------------------------------------------------------

----------------------------------------------------------------------------
        $ 115,028,257     $  38,848,595      $ 17,235,602       $  7,623,653
             (307,162)               --                --                 --
          (57,515,860)      (19,348,812)       (9,337,881)        (3,803,261)

          (19,907,586)       (7,088,112)       (1,307,283)        (1,646,807)
              (24,149)               --                --                 --
               (3,846)             (960)             (157)               142
----------------------------------------------------------------------------
        $  37,269,654     $  12,410,711      $  6,590,281       $  2,173,727
============================================================================
        $  10,017,883     $   2,610,931      $  3,411,961       $    830,319
============================================================================
        $  12,246,490     $   4,577,572      $  2,500,161       $    330,219
============================================================================
        $   6,444,200     $   2,308,068      $    538,993       $    505,814
============================================================================
        $   8,561,081     $   2,914,140      $    139,166       $    507,375
============================================================================


----------------------------------------------------------------------------
        $        7.84     $        6.62      $       5.87       $       4.75
============================================================================



        $        7.49     $        6.28      $       5.76       $       4.67
============================================================================



        $        7.46     $        6.33      $       5.76       $       4.67
============================================================================



        $        7.97     $        6.73      $       5.91       $       4.78
============================================================================

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS (CONTINUED)                                      YEAR ENDED
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                      Jundt
                                                                      Jundt       U.S. Emerging
                                                                  Growth Fund      Growth Fund
-----------------------------------------------------------------------------------------------
INCOME
-----------------------------------------------------------------------------------------------
   Interest                                                        $  350,551      $    129,192
   Dividends (net of foreign withholding taxes of $10,871, $0,
    $25,254, $7,839, $0, and $121, respectively)                      100,494             2,320
                                                                   ----------------------------
                                                                      451,045           131,512
                                                                   ----------------------------
EXPENSES (NOTE 4)
-----------------------------------------------------------------------------------------------
   Investment advisory fee                                            320,508           420,450
   Transfer agent fee                                                 110,738           231,201
   Administrative fee                                                  45,000            47,450
   Accounting fee                                                      46,041            46,239
   Registration fee                                                    57,378            42,373
   Legal fees                                                          32,818            43,847
   Reports to shareholders                                             32,078            30,146
   Directors' fees                                                     28,187            38,529
   Custodian fee                                                       12,820            12,394
   Organizational Costs                                                    --                --
   Audit fees                                                          32,473            40,339
   Account maintenance fee:
    Class A                                                             2,760            33,341
    Class B                                                             3,452            39,557
    Class C                                                               958            22,838
   Distribution fee:
    Class B                                                            10,356           118,672
    Class C                                                             2,873            68,515
   Other                                                               17,748            38,059
                                                                   ----------------------------
    Total expenses before interest                                    756,188         1,273,950
   Interest expense (note 5)                                               --                --
   Dividends on short sale positions                                    2,419                --
                                                                   ----------------------------
    Total expenses after interest expense and
     dividends on short sale positions                                758,607         1,273,950
                                                                   ----------------------------
   Net investment loss                                               (307,562)       (1,142,438)
                                                                   ----------------------------

--------------------------------------------------------------------------------
                                                                              38
See accompanying notes to financial statements.

                                                                      YEAR ENDED
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------



           Jundt           Jundt           Jundt           Jundt
        Opportunity     Twenty-Five       Mid-Cap        Science &
            Fund            Fund        Growth Fund   Technology Fund
---------------------------------------------------------------------

---------------------------------------------------------------------
         $  822,438      $  191,386      $   55,466        $   15,580

            190,879          63,416           4,314            10,277
---------------------------------------------------------------------
          1,013,317         254,802          59,780            25,857
---------------------------------------------------------------------

---------------------------------------------------------------------
            661,227         226,040         118,173            47,078
            277,778         118,274          54,126            51,510
             55,950          45,000          45,000            45,000
             46,405          46,148          45,809            46,180
             49,177          40,470          32,679            31,982
             52,555          17,743           9,023             3,804
             30,100           5,754           5,234             2,753
             44,793          15,325           8,135             3,112
             16,501          13,351          13,011            11,549
                 --           6,093              --                --
             50,330          15,032           8,591             4,042

             36,910          10,022          11,904             3,385
             41,378          16,097           8,021             1,244
             24,469           8,463           2,377             2,768

            124,133          48,291          24,064             3,733
             73,407          25,389           7,130             8,305
             21,587          16,914          12,449            12,904
---------------------------------------------------------------------
          1,606,700         674,406         405,726           279,349
            150,737           3,637              --             6,664
              6,501           1,444              65             1,898
---------------------------------------------------------------------

          1,763,938         679,487         405,791           287,911
---------------------------------------------------------------------
           (750,621)       (424,685)       (346,011)         (262,054)
---------------------------------------------------------------------



--------------------------------------------------------------------------------

FINANCIAL STATEMENTS (CONTINUED)                                      YEAR ENDED
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (CONCLUDED)

                                                                                                       Jundt
                                                                                     Jundt         U.S. Emerging
                                                                                  Growth Fund       Growth Fund
----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) on:
    Long transactions (including gain (loss) on sale of
     affiliated issuers of $0, $397,247, ($72,542),
     ($94,325), $0 and ($35,723), respectively                                  $  (5,575,014)     $  (3,176,229)
    Short sale transactions                                                           (37,563)            (8,729)
    Written options                                                                        --                 --
    Futures contracts closed                                                        1,410,833          2,134,469
    Reimbursement by Adviser (note 4)                                                 225,527            264,425
                                                                                --------------------------------
     Net realized loss                                                             (3,976,217)          (786,064)
                                                                                --------------------------------
   Change in unrealized appreciation (depreciation) on:
    Long transactions (including appreciation (depreciation) due to investments of affiliated issuers of $0, ($4,872,447), ($2,342,801),
     ($630,907), $0 and ($102,932), respectively                                   (4,522,431)       (13,342,270)
    Short sale transactions                                                                --                 --
    Futures contracts                                                                 112,379             90,091
                                                                                --------------------------------
     Net unrealized loss on investments                                            (4,410,052)       (13,252,179)
                                                                                --------------------------------
   Net realized and unrealized loss on investments                                 (8,386,269)       (14,038,243)
                                                                                --------------------------------
   Net decrease in net assets resulting from operations                         $  (8,693,831)     $ (15,180,681)
                                                                                ================================



--------------------------------------------------------------------------------
See accompanying notes to financial statements.

                                                                      YEAR ENDED
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------



              Jundt              Jundt              Jundt            Jundt
           Opportunity        Twenty-Five          Mid-Cap         Science &
              Fund               Fund            Growth Fund    Technology Fund
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



         $ (19,061,595)      $ (3,201,313)      $ (2,054,426)      $ (1,355,723)
               300,928           (105,040)             1,238            (19,667)
                32,376                 --                 --                 --
             3,634,626            517,936           (225,411)           206,498
               103,552            164,385                 --                 --
-------------------------------------------------------------------------------
           (14,990,113)        (2,624,032)        (2,278,599)        (1,168,892)
-------------------------------------------------------------------------------



            (9,929,428)        (5,192,709)          (692,960)          (850,716)
                91,569                 --                 --             67,209
               585,977             85,127            149,475             37,550
-------------------------------------------------------------------------------
            (9,251,882)        (5,107,582)          (543,485)          (745,957)
-------------------------------------------------------------------------------
           (24,241,995)        (7,731,614)        (2,822,084)        (1,914,849)
-------------------------------------------------------------------------------
         $ (24,992,616)      $ (8,156,299)      $ (3,168,095)      $ (2,176,903)
===============================================================================



--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       Jundt U.S. Emerging
                                                   Jundt Growth Fund                       Growth Fund
                                           ---------------------------------------------------------------------
                                              Year ended        Year ended         Year ended         Year ended
                                               12/31/02          12/31/01           12/31/02           12/31/01
----------------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------------
   Net investment loss                      $   (307,562)    $    (658,114)     $  (1,142,438)     $  (1,408,589)
   Net realized loss from investment
    transactions                              (3,976,217)      (13,468,422)          (786,064)       (34,793,195)
   Change in unrealized appreciation
    (depreciation)                            (4,410,052)       (2,462,460)       (13,252,179)        22,511,850
                                            --------------------------------------------------------------------
   Net decrease in net assets
    resulting from operations                 (8,693,831)      (16,588,996)       (15,180,681)       (13,689,934)
                                            --------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------
   Realized capital gains -- net                      --        (5,185,377)                --                 --
                                            --------------------------------------------------------------------
   Total distributions to shareholders                --        (5,185,377)                --                 --
                                            --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------------------
   Net proceeds from shares sold:
    Class A shares                               113,446         1,070,269          1,450,031         10,505,443
    Class B shares                               143,935           427,861          1,456,317          2,038,696
    Class C shares                                38,631           164,118          1,216,094          1,720,642
    Class I shares                                22,246         2,217,985             14,772             18,208
   Distributions reinvested:
    Class A shares                                    --           120,880                 --                 --
    Class B shares                                    --           152,612                 --                 --
    Class C shares                                    --            34,319                 --                 --
    Class I shares                                    --         1,054,026                 --                 --
   Cost of shares redeemed:
    Class A shares                            (1,056,793)         (624,302)       (10,445,713)       (20,524,117)
    Class B shares                              (436,983)         (873,844)        (4,949,045)        (5,660,428)
    Class C shares                              (263,077)         (458,972)        (4,410,780)        (5,340,550)
    Class I shares                            (6,782,436)       (8,596,984)          (911,838)          (643,068)
                                            --------------------------------------------------------------------
   Net decrease in net assets
    from capital share transactions           (8,221,031)       (5,312,032)       (16,580,162)       (17,885,174)
                                            ====================================================================

--------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Jundt Opportunity Fund           Jundt Twenty-Five Fund
-----------------------------------------------------------------------
        Year ended       Year ended       Year ended      Year ended
         12/31/02         12/31/01         12/31/02        12/31/01
-----------------------------------------------------------------------

-----------------------------------------------------------------------
      $     (750,621)  $  (2,575,956)   $    (424,685)  $     (628,588)

         (14,990,113)    (45,480,937)      (2,624,032)     (14,406,512)

          (9,251,882)      2,105,654       (5,107,582)       4,148,687
-----------------------------------------------------------------------

         (24,992,616)    (45,951,239)      (8,156,299)     (10,886,413)
-----------------------------------------------------------------------
                  --              --               --       (6,646,725)
-----------------------------------------------------------------------
                  --              --               --       (6,646,725)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
           1,024,459      44,188,536           58,923        1,841,466
             751,958       7,631,002          215,796        1,782,290
             467,612       7,255,126          113,137        1,340,401
               9,999          93,886               --           26,911

                  --              --               --        1,217,131
                  --              --               --        1,784,561
                  --              --               --          615,652
                  --              --               --          392,116

          (9,732,992)    (55,103,115)      (2,070,079)      (7,279,755)
          (6,574,526)     (6,648,545)      (2,737,228)      (3,713,944)
          (6,425,081)     (7,838,308)      (1,562,108)      (4,077,896)
            (271,201)       (559,062)        (171,142)        (107,925)
-----------------------------------------------------------------------

         (20,749,772)    (10,980,480)      (6,152,701)      (6,178,992)
======================================================================


[WIDE TABLE CONTINUED FROM ABOVE]

              Jundt Mid-Cap                   Jundt Science &
               Growth Fund                    Technology Fund
---------------------------------------------------------------------
        Year ended      Year ended       Year ended      Year ended
         12/31/02        12/31/01         12/31/02        12/31/01
---------------------------------------------------------------------
      $    (346,011)  $     (440,934)  $    (262,054)  $    (319,600)

         (2,278,599)      (6,819,867)     (1,168,892)     (2,253,144)

           (543,485)       1,978,923        (745,957)        957,739
---------------------------------------------------------------------

         (3,168,095)      (5,281,878)     (2,176,903)     (1,615,005)
---------------------------------------------------------------------
                 --         (173,076)             --              --
---------------------------------------------------------------------
                 --         (173,076)             --              --
---------------------------------------------------------------------

---------------------------------------------------------------------
            642,748        3,364,261          30,205       1,289,757
            378,489          947,570          20,057         131,868
             74,656          208,013          23,624         221,120
              2,750            6,050              --          55,818

                 --           72,000              --              --
                 --           45,878              --              --
                 --           13,518              --              --
                 --            3,006              --              --

         (2,002,704)     (13,258,248)       (746,025)     (4,966,541)
           (742,554)        (803,652)       (162,033)       (145,665)
           (588,880)      (1,697,475)       (557,478)     (1,593,887)
            (14,287)        (207,701)        (55,400)       (196,132)
---------------------------------------------------------------------

         (2,249,782)     (11,306,780)     (1,447,050)     (5,203,662)
=====================================================================

--------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

                                                                                               Jundt U.S. Emerging
                                                        Jundt Growth Fund                          Growth Fund
                                              ---------------------------------------------------------------------------
                                                  Year ended          Year ended          Year ended          Year ended
                                                   12/31/02            12/31/01            12/31/02            12/31/01
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
   Total decrease in net assets                 $ (16,914,862)      $ (27,086,405)      $ (31,760,843)      $ (31,575,108)
   Net assets at beginning of year                 42,786,056          69,872,461          62,696,074          94,271,182
                                                -------------------------------------------------------------------------
   Net assets at end of year                    $  25,871,194       $  42,786,056       $  30,935,231       $  62,696,074
                                                =========================================================================
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------------
   Shares sold:
    Class A shares                                     17,964             128,611             141,552             895,538
    Class B shares                                     25,246              49,113             150,455             185,138
    Class C shares                                      6,805              21,639             117,924             155,257
    Class I shares                                      3,400             289,246               1,275                 931
   Shares issued for dividends reinvested:
    Class A shares                                         --              16,482                  --                  --
    Class B shares                                         --              22,476                  --                  --
    Class C shares                                         --               5,025                  --                  --
    Class I shares                                         --             140,913                  --                  --
   Shares redeemed:
    Class A shares                                   (155,817)            (69,434)           (990,231)         (1,770,287)
    Class B shares                                    (74,222)           (102,921)           (517,128)           (532,892)
    Class C shares                                    (43,123)            (50,542)           (459,476)           (502,530)
    Class I shares                                 (1,048,136)           (895,891)            (88,677)            (57,823)
                                                -------------------------------------------------------------------------
   Net decrease in shares outstanding              (1,267,883)           (445,283)         (1,644,306)         (1,626,668)
                                                =========================================================================



--------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------


           Jundt Opportunity Fund              Jundt Twenty-Five Fund
--------------------------------------------------------------------------
          Year ended        Year ended        Year ended        Year ended
           12/31/02          12/31/01          12/31/02          12/31/01
--------------------------------------------------------------------------
       $ (45,742,388)    $ (56,931,719)    $ (14,309,000)    $ (23,712,130)
          83,012,042       139,943,761        26,719,711        50,431,841
--------------------------------------------------------------------------
       $  37,269,654     $  83,012,042     $  12,410,711     $  26,719,711
==========================================================================


==========================================================================
             112,009         3,057,017             7,355           132,515
              79,729           556,355            29,489           151,374
              48,519           528,390            14,379           117,505
                 928             6,402                --             1,604

                  --                --                --           125,868
                  --                --                --           193,198
                  --                --                --            66,124
                  --                --                --            40,012

          (1,055,499)       (4,130,926)         (265,132)         (506,970)
            (771,452)         (534,795)         (362,167)         (288,719)
            (737,957)         (645,751)         (207,969)         (289,679)
             (38,648)          (45,426)          (26,577)           (6,798)
--------------------------------------------------------------------------
          (2,362,371)       (1,208,734)         (810,622)         (263,966)
==========================================================================


[WIDE TABLE CONTINUED FROM ABOVE]

                Jundt Mid-Cap                     Jundt Science &
                 Growth Fund                      Technology Fund
--------------------------------------------------------------------------
         Year ended        Year ended       Year ended       Year ended
          12/31/02          12/31/01         12/31/02         12/31/01
--------------------------------------------------------------------------
       $ (5,417,877)    $ (16,761,734)    $ (3,623,953)    $ (6,818,667)
         12,008,158        28,769,892        5,797,680       12,616,347
--------------------------------------------------------------------------
       $  6,590,281     $  12,008,158     $  2,173,727     $  5,797,680
==========================================================================


==========================================================================
             88,875           345,156            4,031          163,820
             52,262           107,803            2,724           17,813
             10,058            22,024            3,563           27,041
                347               657               --            7,769

                 --             8,943               --               --
                 --             5,764               --               --
                 --             1,700               --               --
                 --               372               --               --

           (283,217)       (1,417,496)        (116,487)        (631,174)
           (107,950)         (100,445)         (28,149)         (18,333)
            (87,613)         (186,465)        (111,136)        (199,429)
             (1,927)          (31,647)          (9,492)         (30,756)
--------------------------------------------------------------------------
           (329,165)       (1,243,634)        (254,946)        (663,249)
==========================================================================



--------------------------------------------------------------------------------

FINANCIAL STATEMENTS (CONCLUDED)                                      YEAR ENDED
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS

                                                                        Jundt                             Jundt
                                                                   Opportunity Fund                  Twenty-Five Fund
---------------------------------------------------------------------------------------------------------------------------
CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
---------------------------------------------------------------------------------------------------------------------------
   Sales of capital shares                                 $    2,254,028                     $     387,856
   Repurchases of capital shares                              (23,003,800)                       (6,540,557)
   Net change in receivables/payables related to capital
    share transactions                                            (31,020)                            4,553
                                                           --------------                     -------------
   Cash provided by capital share transactions                (20,780,792)                       (6,148,148)
   Net borrowings (note 5)                                      6,491,000                          (196,000)
                                                           --------------                     -------------
                                                                             $ (14,289,792)                    $ (6,344,148)
                                                                             -------------                     ------------
CASH PROVIDED (USED) BY OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------
   Purchases of investments including short covers           (219,473,741)                      (29,390,389)
   Proceeds from sales of investments including
    short sales                                               241,037,407                        39,715,802
                                                           --------------                     -------------
                                                               21,563,666                        10,325,413
                                                           --------------                     -------------
   Reimbursement by Adviser (note 4)                              103,552                           164,385
   Change in short-term investments                             3,818,557                          (962,734)
   Net investment loss                                           (750,621)                         (424,685)
   Net change in receivables/payables related to
    operations                                                (12,121,489)                       (3,050,988)
                                                           --------------                     -------------
                                                               (8,950,001)                       (4,274,022)
                                                           --------------                     -------------
                                                                                12,613,665                        6,051,391
                                                                             -------------                     ------------
   Net decrease in cash                                                         (1,676,127)                        (292,757)
   Cash, beginning of year                                                       1,676,127                          292,757
                                                                             -------------                     ------------
   Cash, end of year                                                         $          --                     $         --
                                                                             =============                     ============

   Supplemental information:
    Cash paid for interest                                                   $     117,195                     $      3,585



--------------------------------------------------------------------------------
See accompanying notes to financial statements.

                                                                      YEAR ENDED
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

                   Jundt                           Jundt
            Mid-Cap Growth Fund          Science & Technology Fund
------------------------------------------------------------------
------------------------------------------------------------------
       $   1,098,643                    $     73,886
          (3,348,425)                     (1,520,936)

             (80,601)                         16,592
       -------------                    ------------
          (2,330,383)                     (1,430,458)
                  --                         545,000
       -------------                    ------------
                        $ (2,330,383)                    $ (885,458)
                        ------------                     ----------
------------------------------------------------------------------
         (16,022,514)                     (9,288,677)

          19,464,120                       9,852,414
       -------------                    ------------
           3,441,606                         563,737
       -------------                    ------------
                  --                              --
             730,221                       1,132,656
            (346,011)                       (262,054)

          (1,825,557)                       (631,045)
       -------------                    ------------
          (1,441,347)                        239,557
       -------------                    ------------
                           2,000,259                        803,294
                        ------------                     ----------
                            (330,124)                       (82,164)
                             330,789                         82,503
                        ------------                     ----------
                        $        665                     $      339
                        ============                     ==========


                        $         --                     $    4,085



--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2002
--------------------------------------------------------------------------------
1. ORGANIZATION

The Jundt Funds are registered under the Investment Company Act of 1940 (as amended) (the "Act") as open-end management investment companies, each of which has different investment objectives and their own investment portfolios and net asset values. The Jundt Growth Fund, Inc. ("Growth Fund") is a diversified Fund. Jundt U.S. Emerging Growth Fund ("U.S. Emerging Growth Fund"), Jundt Opportunity Fund ("Opportunity Fund"), Jundt Twenty-Five Fund ("Twenty-Five Fund"), Jundt Mid-Cap Growth Fund ("Mid-Cap Growth Fund") and Jundt Science & Technology Fund ("Science & Technology Fund") are Funds within Jundt Funds, Inc. (the "Company"). All of the Funds of the Company are non-diversified Funds with the exception of U.S. Emerging Growth Fund being a diversified Fund. Jundt Associates, Inc. serves as the investment adviser ("Adviser") and is responsible for managing the Funds' portfolios of securities.

Growth Fund, U.S. Emerging Growth Fund, Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund (the "Funds") currently offer shares in four classes (Class A, Class B, Class C and Class I). Shares of Class I of U.S. Emerging Growth Fund, Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund (which are not subject to a front-end or deferred sales charge) are available for investment only by certain individuals and entities associated with the Funds. Class A shares of each Fund and Class I shares of Growth Fund (which are available only to persons that may purchase the other Fund's Class I shares and to Growth Fund shareholders at the time of the open-end conversion) are generally sold with a front-end sales charge. Shares of Class B and Class C of each Fund may be subject to a contingent deferred sales charge when redeemed.

All classes of shares have identical liquidation and other rights and the same terms and conditions except that Class A, Class B, and Class C shares bear certain expenses related to the account maintenance of such shares and Class B and Class C shares also bear certain expenses related to the distribution of such shares. Shareholder servicing costs attributable to a particular class will be allocated to such class. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures and to certain other matters relating exclusively to such class; otherwise, all classes of shares have the same voting rights.

Growth Fund is authorized to issue up to 10 billion shares, par value $0.01 per share. The Company is authorized to issue up to 1 trillion shares, par value $0.01 per share. Currently, 10 billion shares have been designated to each of the following Funds: U.S. Emerging Growth Fund, Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund.

The investment objective of each Fund is long-term capital appreciation, and each Fund's principal investment strategies are as follows:

o Growth Fund -- normally maintains a core portfolio of approximately 30 to 50 securities of primarily medium-sized to larger American Growth companies. In normal market conditions, the Fund will invest at least half of its portfolio in securities of companies with annual revenues over $750 million. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so.

o U.S. Emerging Growth Fund -- normally maintains a core portfolio of approximately 30 to 50 securities of primarily American emerging growth companies (companies with annual revenues less than $750 million). The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so.

o Opportunity Fund -- emphasizes a core portfolio, in normal market conditions, of approximately 30 to 50 securities of primarily American growth companies, without regard to their size. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

o Twenty Five Fund -- in normal market conditions, maintains a more concentrated portfolio of approximately, but not less than, 25 securities of primarily American growth companies, without regard to their size. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2002
--------------------------------------------------------------------------------

o Mid-Cap Growth Fund -- in normal market conditions, maintains a core portfolio of approximately 30 to 50 securities of primarily medium-sized American growth companies. These companies are those with market capitalizations that fall within the same range as the companies in the S&P MidCap 400 Index, which currently have market capitalizations ranging from approximately $900 million to approximately $3 billion. However, the Fund may also invest in companies with market capitalizations that fall outside this range. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

o Science & Technology Fund -- in normal market conditions, maintains a core portfolio of approximately 30 to 50 securities of primarily American growth companies, without regard to their size, that design, develop, manufacture or sell science or technology-related products or services. Some of the industries in which the Fund may invest include the computer software and hardware, semiconductor, electronics, communications, information services, media, biotechnology, life sciences and healthcare, chemicals, and synthetic materials and e-commerce industries. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed by the Funds are as follows:

INVESTMENT IN SECURITIES

Investment in securities traded on U.S. securities exchanges or included in a national market system and open short sales transactions are valued at the last quoted sales price as of the close of business on the date of valuation or, lacking any sales, at the mean between the most recently quoted bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Options and futures contracts are valued at market value or fair value if no market exists, except that open futures contracts sales are valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Other securities for which market quotations are not readily available are valued at fair value in good faith by or under the direction of the Board of Directors. Short-term securities with maturities of fewer than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Dividend income and dividend expense on short sales is recognized on the ex-dividend date. Interest income, including level-yield amortization of discount, is accrued daily.

FEDERAL TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and also intend to distribute all of their investment company taxable income to shareholders.

Therefore, no income tax provision is required. The Funds have a tax year end of December 31, except Opportunity Fund and U.S. Emerging Growth Fund which have a tax year end of August 31. In addition, on a calendar year basis, the Funds will usually make sufficient distributions of their net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales, net operating losses and differing fiscal and tax year ends. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the period in which amounts are distributed may differ from the year the income or realized gains (losses) were recorded by the Funds.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2002
--------------------------------------------------------------------------------

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made:

                       Accumulated     Undistributed     Additional
                      Net Realized    Net Investment       Paid In
                       Gain (Loss)        Income           Capital
-------------------------------------------------------------------
Growth Fund              $7,201      $ 307,562         $ (314,763)
U.S. Emerging
 Growth Fund                 --      1,214,240         (1,214,240)
Opportunity Fund             23      1,120,357         (1,120,380)
Twenty-Five Fund             15        424,685           (424,700)
Mid-Cap Growth
 Fund                        --        346,011           (346,011)
Science &
 Technology Fund             --        262,054           (262,054)
===================================================================


As of December 31, 2002, the Funds have the following capital loss carryforwards:

                                             Expiration
                              Amount            Date
-------------------------------------------------------
Growth Fund             $(11,162,928)           2009
                          (3,706,846)           2010
U.S. Emerging
 Growth Fund             (29,723,989)           2010
Opportunity Fund          (2,929,189)           2009
                         (34,197,787)           2010
Twenty-Five Fund         (12,534,074)           2009
                          (5,824,646)           2010
Mid-Cap Growth Fund       (5,696,421)           2009
                          (3,388,508)           2010
Science &
 Technology Fund            (181,850)           2008
                          (2,003,160)           2009
                          (1,124,324)           2010
=======================================================


At December 31, 2002, distributable ordinary income, long-term capital gains, and net realized appreciation and depreciation for federal tax purposes were as follows:

                                                        Distributable
                                        Distributable     Long-Term
                             Net           Ordinary        Capital
                        Depreciation        Income          Gains
---------------------------------------------------------------------
Growth Fund           $(8,155,896)           $ --           $ --
U.S. Emerging
  Growth Fund         (15,157,770)             --             --
Opportunity
  Fund                (27,187,928)             --             --
Twenty-Five Fund       (8,079,164)             --             --
Mid-Cap
  Growth Fund          (1,519,500)             --             --
Science &
  Technology Fund      (1,687,693)             --             --
=====================================================================


None of the Funds paid any dividends during the year ended December 31, 2002. Tax components of dividends paid during the year ended December 31, 2001 were as follows:

                         Year Ended December 31, 2001
                           Ordinary        Long-Term
                            Income       Capital Gain
                          Dividends      Distributions
------------------------------------------------------
Growth Fund             $1,618,112      $3,567,265
U.S. Emerging
  Growth Fund                   --              --
Opportunity Fund                --              --
Twenty-Five Fund                --       6,646,725
Mid-Cap Growth Fund         94,301          78,775
Science &
  Technology Fund               --              --
======================================================

For tax purposes, the Funds have current deferred post-October capital loss. This loss will be realized for tax purposes on the first day of the succeeding year. The Funds losses are as follows: Growth Fund - $1,369,554; U.S. Emerging Growth Fund - $17,027; Opportunity Fund - $12,562,601; Mid-Cap Growth Fund - $40,893; and Science & Technology Fund - $452,899.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2002
--------------------------------------------------------------------------------


REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Funds take possession of the underlying securities, mark to market such securities daily and, if necessary, receive additional securities to ensure that the contract is adequately collateralized.

The Funds may transfer uninvested cash balances into a joint trading account managed by the Adviser. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The Growth Fund, U.S. Emerging Growth Fund, Twenty-Five Fund and Mid-Cap Growth Fund together with other investment management companies having investment advisory agreements with the Adviser, have an interest in a $8,557,000 joint repurchase agreement dated December 31, 2002 with U.S. Bank, N.A., 1.05% due January 2, 2003. This joint repurchase agreement is collateralized by $8,889,000 FGCI, 5.000%, due August 1, 2017, with market value of $8,728,761 as of December 31, 2002.


INITIAL PUBLIC OFFERINGS

Each Fund may participate in the initial public offering (IPO) market, and a significant portion of the Funds' returns have been attributed to their investments in IPOs. Participation in IPOs may have a magnified performance impact on a Fund with a small asset base which typically diminishes as the Fund's assets grow. Further, IPOs by not be consistently available to a Fund for investing. The impact of IPOs on the Funds' performance likely will decrease as the Funds' asset size increases, which could reduce the Funds' total returns over time.


DERIVATIVE FINANCIAL INSTRUMENTS AND OTHER INVESTMENT STRATEGIES

The Funds may engage in various portfolio strategies to attempt to hedge against changes in net asset value or to attempt to realize a greater current return.


OPTIONS TRANSACTIONS

For hedging purposes, the Funds may purchase and sell put and call options on its portfolio securities. Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund may also use options for purposes of attempting to increase investment return.

The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterpart not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When the Funds write an option, the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Funds on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Funds. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security at a price different from the current market price.


FINANCIAL FUTURES CONTRACTS

The Funds may buy and sell futures contracts and related options for hedging purposes. Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund may also use futures contracts for purposes of attempting to increase investment return. A futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2002
--------------------------------------------------------------------------------


Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing price on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


SHORT SALE TRANSACTIONS

Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, it will maintain daily, a segregated account with a broker and/or custodian, of cash and/or other liquid securities sufficient to cover its short position. Securities sold short at December 31, 2002, if any, and their related market values and proceeds are set forth in the Notes to Schedule of Investments.

In addition, for hedging purposes, each Fund (including Growth Fund and U.S. Emerging Growth Fund) may engage in short-selling of securities already held in the Fund. This practice is called short-selling "against the box".

DISTRIBUTIONS TO SHAREHOLDERS

Distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or reinvested in additional shares of each Fund.


EXPENSES

Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among the Funds on a pro rata basis relative to net assets.


DEFERRED ORGANIZATION AND OFFERING COSTS

Organization costs were incurred in connection with the start-up and initial registration of U.S. Emerging Growth Fund, Opportunity Fund and Twenty-Five Fund. These costs are being amortized over 60 months on a straight-line basis from the commencement of investment operations of such Fund. In the event any of the initial shares are redeemed during the period that the Funds are amortizing their organizational costs, the redemption proceeds payable will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed to the number of initial shares outstanding as the time of redemption.

Offering costs were capitalized by the Funds and amortized over twelve months commencing with operations.


USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates (e.g. on assets, liabilities, and contingent assets and liabilities) and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2002
--------------------------------------------------------------------------------


3. INVESTMENT SECURITY TRANSACTIONS

For the year ended December 31, 2002, the Funds' cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

                                   Cost of         Proceeds
                                  Purchases       from Sales
------------------------------------------------------------
Growth Fund
   Long-term investment
    transactions               $ 52,941,863     $ 63,726,119
   Short sale transactions     $  5,047,238     $  5,009,675
U.S. Emerging Growth Fund
   Long-term investment
    transactions               $ 34,611,807     $ 45,468,395
   Short sale transactions     $    486,575     $    477,845
Opportunity Fund
   Long-term investment
    transactions               $146,217,498     $170,406,970
   Short sale transactions     $ 73,256,243     $ 70,630,437
Twenty-Five Fund
   Long-term investment
    transactions               $ 25,918,531     $ 36,348,984
   Short sale transactions     $  3,471,858     $  3,366,818
Mid-Cap Growth Fund
   Long-term investment
    transactions               $ 14,673,177     $ 18,113,545
   Short sale transactions     $  1,349,337     $  1,350,575
Science & Technology Fund
   Long-term investment
    transactions               $  8,151,009     $  8,987,904
   Short sale transactions     $  1,137,668     $    864,510
============================================================


4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with the Adviser. The Adviser is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly investment advisory fee calculated at the following annualized rates: Growth Fund and U.S. Emerging Growth Fund -- 1% of each Fund's average daily net assets; Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund -- 1.3% of each Fund's average daily net assets.

The Funds have entered into an Administration Agreement with U.S. Bancorp Fund Services, LLC (the "Administrator"). For the services rendered to each Fund and the facilities furnished, each Fund is obliged to pay the Administrator, subject to an annual minimum of $45,000 per Fund, a monthly fee at an annual rate of .11% of the first $200 million of the Fund's average daily net assets, ..09% of the next $500 million of the Fund's average daily net assets, and .07% on the Fund's average daily net assets in excess of $700 million. For its fee, the Administrator provides certain administrative, clerical and record keeping services for each Fund.

U.S. Bancorp Fund Services, LLC also serves as transfer agent and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

The Funds have entered into distribution agreements with U.S. Growth Investments, Inc. (the "Distributor"), an affiliate of the Adviser. The Distributor serves as the principal underwriter of each Fund's shares. Pursuant to the Distribution Plans adopted by each Fund in accordance with Rule 12b-1 under the Act, each Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of each Fund's shares as follows:

                                Account
                              Maintenance     Distribution
                                  Fee             Fee
                 -----------------------------------------
                 Class A          0.25%             --
                 Class B          0.25%           0.75%
                 Class C          0.25%           0.75%
                 =========================================

In addition to the investment management fee, the administrative fee, and the account maintenance and distribution fees, each Fund is responsible for paying most other operating expenses, including directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance and other miscellaneous expenses.

Legal fees of $32,818 for the year ended December 31, 2002, for Growth Fund, $43,847 for U.S. Emerging Growth Fund, $52,555 for Opportunity Fund, $17,743 for Twenty-Five Fund, $9,023 for Mid-Cap Growth Fund and $3,804 for Science & Technology Fund were incurred with a law firm of which the secretary of each Fund is a partner. Certain officers and/or directors of each Fund are officers and/or directors of the Adviser and/or the Distributor.

Each of the directors of the Company and Growth Fund is also a director of one other fund company managed by the

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2002
--------------------------------------------------------------------------------


Adviser. The Company, Growth Fund and the other fund companies managed by the Adviser have agreed to pay their pro rata share (based on the relative net assets of each fund company) of the fees payable to each director who is not an "interested person" as defined in the Act, of any fund company managed by the Adviser. In the aggregate, the Company and Growth Fund and other fund companies managed by the Adviser have agreed to pay each such director a fee of $15,000 per year plus $1,500 for each meeting attended and to reimburse each such director for the expenses of attendance at such meetings. For the fiscal year ended December 31, 2002, each director received fees in the aggregate of $21,000 (not including reimbursement for expenses), except for one director who received $19,500. No compensation is paid to officers or directors who are affiliated with the Adviser.

During the year ended December 31, 2002, the Adviser reimbursed certain Funds to address investment trade allocations. The reimbursement was funded by waiving receipt of a fixed dollar amount of investment advisory fees otherwise due to the Adviser under the investment advisory agreements. These amounts totaled $225,527, $264,425, $103,552, and $164,385 for the Growth Fund, U.S.
Emerging Growth Fund, Opportunity Fund, and Twenty-Five Fund, respectively.


5. BANK BORROWING

The Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund entered into a joint Line of Credit Agreement with U.S. Bank, N.A., Wisconsin, for an amount not to exceed jointly the lesser of $40,000,000 or, with respect to each Fund, one-third of the Fund's total assets. For the year ended December 31, 2002, the Opportunity Fund's average daily balance of loans outstanding was $3,305,871 at a weighted average interest rate of 4.52%. The maximum amount of loans outstanding at any time during the period was $14,046,000, or 24.72% of total assets. The loans were collateralized by certain Opportunity Fund investments. The Twenty-Five Fund's average daily balance of loans outstanding was $79,959 at a weighted average interest rate of 4.48%. The maximum amount of loans outstanding at any time during the period was $2,256,000, or 7.77% of total assets. The loans were collateralized by certain Twenty-Five Fund investments. The Science & Technology Fund's average daily balance of loans outstanding was $147,748 at a weighted average interest rate of 4.41%. The maximum amount of loans outstanding at any time during the period was $882,000, or 28.44% of total assets. The loans were collateralized by certain Science & Technology Fund investments. The Mid-Cap Growth Fund did not have any loans during the year. As of December 31, 2002 the outstanding loan balances were $7,588,000 for Opportunity Fund, $0 for Twenty-Five Fund, $0 for Mid-Cap Growth Fund and $545,000 for Science & Technology Fund.


6. OPTION CONTRACTS WRITTEN

For the Growth Fund, Twenty-Five Fund, U.S. Emerging Growth Fund, Mid-Cap Growth Fund and Science & Technology Fund, there were no option contracts written, closed, exercised or expired during the year ended December 31, 2002. For the Opportunity Fund the premium amount and number of option contracts written during the year ended December 31, 2002, were as follows:

                                           Premium      Number of
                                           Amount       Contracts
             ----------------------------------------------------
             Opportunity Fund
              Options outstanding at
               December 31, 2001        $     0              0
              Options written            44,891            261
              Options closed            (44,891)          (261)
              Options exercised               0              0
              Options expired                 0              0
                                        ----------------------
              Options outstanding at
               December 31, 2002        $     0              0
                                        ======================

                 (This page has been left blank intentionally)

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS -- GROWTH FUND AND U.S. EMERGING GROWTH FUND

Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated, calculated based on average shares outstanding, are as follows:

                                                         Net Realized
                            Beginning                         and         Dividends   Distributions
                            Net Asset        Net          Unrealized      from Net      from Net
                            Value Per     Investment    Gain (Loss) on   Investment     Realized
                              Share     Income (Loss)     Investments      Income         Gains
---------------------------------------------------------------------------------------------------
GROWTH FUND
Class A
 Year ended 12/31/02        $  7.42         (0.07)           (1.59)             --           --
 Year ended 12/31/01        $ 11.29         (0.13)           (2.75)             --        (0.99)
 Year ended 12/31/00        $ 17.68         (0.21)           (2.50)             --        (3.68)
 Year ended 12/31/99        $ 16.66         (0.18)             3.45             --        (2.25)
 Year ended 12/31/98        $ 14.20         (0.24)             6.22             --        (3.52)
Class B
 Year ended 12/31/02        $  6.90         (0.11)           (1.47)             --           --
 Year ended 12/31/01        $ 10.66         (0.19)           (2.58)             --        (0.99)
 Year ended 12/31/00        $ 17.07         (0.32)           (2.41)             --        (3.68)
 Year ended 12/31/99        $ 16.23         (0.30)             3.33             --        (2.19)
 Year ended 12/31/98        $ 13.99         (0.35)             6.11             --        (3.52)
Class C
 Year ended 12/31/02        $  6.94         (0.11)           (1.48)             --           --
 Year ended 12/31/01        $ 10.71         (0.19)           (2.59)             --        (0.99)
 Year ended 12/31/00        $ 17.13         (0.33)           (2.41)             --        (3.68)
 Year ended 12/31/99        $ 16.25         (0.30)             3.34             --        (2.16)
 Year ended 12/31/98        $ 13.97         (0.35)             6.15             --        (3.52)
Class I
 Year ended 12/31/02        $  7.60         (0.06)           (1.62)             --           --
 Year ended 12/31/01        $ 11.49         (0.11)           (2.79)             --        (0.99)
 Year ended 12/31/00        $ 17.89         (0.17)           (2.55)             --        (3.68)
 Year ended 12/31/99        $ 16.83         (0.14)             3.49             --        (2.29)
 Year ended 12/31/98        $ 14.28         (0.20)             6.27             --        (3.52)

U.S. EMERGING GROWTH FUND
Class A
 Year ended 12/31/02        $ 12.04         (0.23)           (3.16)             --           --
 Year ended 12/31/01        $ 13.81         (0.19)           (1.58)             --           --
 Year ended 12/31/00        $ 21.85         (0.20)           (5.83)             --        (2.01)
 Year ended 12/31/99        $ 14.96         (0.08)             7.39             --        (0.42)
 Year ended 12/31/98        $ 13.09         (0.17)             5.02             --        (2.98)
Class B
 Year ended 12/31/02        $ 11.48         (0.29)           (3.01)             --           --
 Year ended 12/31/01        $ 13.26         (0.27)           (1.51)             --           --
 Year ended 12/31/00        $ 21.25         (0.35)           (5.63)             --        (2.01)
 Year ended 12/31/99        $ 14.62         (0.19)             7.18             --        (0.36)
 Year ended 12/31/98        $ 12.90         (0.27)             4.92             --        (2.93)
Class C
 Year ended 12/31/02        $ 11.47         (0.29)           (3.01)             --           --
 Year ended 12/31/01        $ 13.25         (0.27)           (1.51)             --           --
 Year ended 12/31/00        $ 21.24         (0.35)           (5.63)             --        (2.01)
 Year ended 12/31/99        $ 14.63         (0.19)             7.17             --        (0.37)
 Year ended 12/31/98        $ 12.88         (0.27)             4.94             --        (2.92)
Class I
 Year ended 12/31/02        $ 12.38         (0.21)           (3.25)             --           --
 Year ended 12/31/01        $ 14.17         (0.17)           (1.62)             --           --
 Year ended 12/31/00        $ 22.29         (0.14)           (5.97)             --        (2.01)
 Year ended 12/31/99        $ 15.22         (0.04)             7.55             --        (0.44)
 Year ended 12/31/98        $ 13.25         (0.13)             5.10             --        (3.00)

(1)Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of distributions and excludes the effects of sales loads.

(2)During the year ended December 31, 2002, the Adviser reimbursed a fixed dollar amount to the Growth Fund and the U.S. Emerging Growth Fund to address investment trade allocations. The reimbursement was funded by waiving receipt of a fixed dollar amount of investment advisory fees otherwise due to the Adviser under the investment advisory agreements. Had each Fund not received this reimbursement, total return figures would have been lower by 0.86% for the Growth Fund and 0.79% for the U.S. Emerging Growth Fund.

                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

                        Ratio to Average Net Assets
                  ---------------------------------------
        Ending
      Net Asset         Net                                                      Portfolio    Net Assets at
      Value Per      Investment        Net        Gross           Total           Turnover    End of Period
        Share      Income (Loss)    Expenses    Expenses          Return(1)         Rate      (000s Omitted)
------------------------------------------------------------------------------------------------------------

      $  5.76           (1.15)%        2.55%       2.55%          (22.37)%(2)       215%         $   746
      $  7.42           (1.41)%        2.08%       2.08%          (25.38)%          146%         $ 1,982
      $ 11.29           (1.22)%        1.77%       1.77%          (15.61)%          165%         $ 2,162
      $ 17.68           (0.97)%        1.81%       1.81%           19.71%           127%         $ 2,880
      $ 16.66           (1.45)%        2.14%       2.14%           42.90%            78%         $   954

      $  5.32           (1.90)%        3.30%       3.30%          (22.90)%(2)       215%         $ 1,143
      $  6.90           (2.16)%        2.83%       2.83%          (25.85)%          146%         $ 1,819
      $ 10.66           (1.97)%        2.52%       2.52%          (16.30)%          165%         $ 3,145
      $ 17.07           (1.70)%        2.56%       2.56%           18.72%           127%         $ 3,650
      $ 16.23           (2.18)%        2.89%       2.89%           41.98%            78%         $   515

      $  5.35           (1.90)%        3.30%       3.30%          (22.91)%(2)       215%         $   303
      $  6.94           (2.16)%        2.83%       2.83%          (25.83)%          146%         $   644
      $ 10.71           (1.97)%        2.52%       2.52%          (16.32)%          165%         $ 1,250
      $ 17.13           (1.72)%        2.56%       2.56%           18.82%           127%         $ 1,188
      $ 16.25           (2.15)%        2.89%       2.89%           42.32%            78%         $   256
      $  5.92           (0.90)%        2.30%       2.30%          (22.11)%(2)       215%         $23,680
      $  7.60           (1.16)%        1.83%       1.83%          (25.12)%          146%         $38,340
      $ 11.49           (0.97)%        1.52%       1.52%          (15.49)%          165%         $63,315
      $ 17.89           (0.77)%        1.56%       1.56%           19.97%           127%         $93,521
      $ 16.83           (1.23)%        1.89%       1.89%           43.30%            78%         $88,752


      $  8.65           (2.29)%        2.61%       2.61%          (28.16)%(2)       104%         $ 9,389
      $ 12.04           (1.67)%        2.14%       2.14%          (12.82)%           86%         $23,300
      $ 13.81           (0.90)%        1.82%       1.82%          (27.21)%          112%         $38,791
      $ 21.85           (0.25)%        1.80%       2.13%           49.04%           248%         $34,531
      $ 14.96           (1.16)%        1.80%       2.93%           38.65%           197%         $ 8,058

      $  8.18           (3.04)%        3.36%       3.36%          (28.75)%(2)       104%         $12,217
      $ 11.48           (2.42)%        2.89%       2.89%          (13.42)%           86%         $21,351
      $ 13.26           (1.65)%        2.57%       2.57%          (27.75)%          112%         $29,279
      $ 21.25           (1.00)%        2.55%       2.88%           47.96%           248%         $28,106
      $ 14.62           (1.91)%        2.55%       3.68%           37.64%           197%         $ 8,462

      $  8.17           (3.04)%        3.36%       3.36%          (28.77)%(2)       104%         $ 6,478
      $ 11.47           (2.42)%        2.89%       2.89%          (13.43)%           86%         $13,006
      $ 13.25           (1.65)%        2.57%       2.57%          (27.76)%          112%         $19,627
      $ 21.24           (1.00)%        2.55%       2.88%           47.88%           248%         $18,450
      $ 14.63           (1.91)%        2.55%       3.68%           37.82%           197%         $ 3,301

      $  8.92           (2.04)%        2.36%       2.36%          (27.95)%(2)       104%         $ 2,851
      $ 12.38           (1.42)%        1.89%       1.89%          (12.63)%           86%         $ 5,040
      $ 14.17           (0.65)%        1.57%       1.57%          (27.04)%          112%         $ 6,574
      $ 22.29            0.00%         1.55%       1.88%           49.51%           248%         $12,455
      $ 15.22           (0.91)%        1.55%       2.68%           39.06%           197%         $10,344

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (CONTINUED) -- OPPORTUNITY FUND AND TWENTY-FIVE FUND

Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated, calculated based on average shares outstanding, are as follows:

                                                     Net Realized
                        Beginning                         and         Dividends   Distributions
                        Net Asset        Net          Unrealized      from Net      from Net
                        Value Per     Investment    Gain (Loss) on   Investment     Realized
                          Share     Income (Loss)     Investments      Income         Gains
-----------------------------------------------------------------------------------------------
OPPORTUNITY FUND
Class A
 Year ended 12/31/02     $ 11.73        (0.10)           (3.79)            --            --
 Year ended 12/31/01     $ 16.84        (0.26)           (4.85)            --            --
 Year ended 12/31/00     $ 21.42        (0.35)           (2.11)            --         (2.12)
 Year ended 12/31/99     $ 15.84        (0.20)            5.92             --         (0.14)
 Year ended 12/31/98     $ 11.03        (0.17)            6.81             --         (1.83)
Class B
 Year ended 12/31/02     $ 11.29        (0.16)           (3.64)            --            --
 Year ended 12/31/01     $ 16.34        (0.35)           (4.70)            --            --
 Year ended 12/31/00     $ 21.00        (0.50)           (2.04)            --         (2.12)
 Year ended 12/31/99     $ 15.60        (0.33)            5.81             --         (0.08)
 Year ended 12/31/98     $ 10.94        (0.27)            6.73             --         (1.80)
Class C
 Year ended 12/31/02     $ 11.25        (0.16)           (3.63)            --            --
 Year ended 12/31/01     $ 16.28        (0.35)           (4.68)            --            --
 Year ended 12/31/00     $ 20.93        (0.50)           (2.03)            --         (2.12)
 Year ended 12/31/99     $ 15.56        (0.33)            5.80             --         (0.10)
 Year ended 12/31/98     $ 10.93        (0.27)            6.71             --         (1.81)
Class I
 Year ended 12/31/02     $ 11.89        (0.08)           (3.84)            --            --
 Year ended 12/31/01     $ 17.03        (0.23)           (4.91)            --            --
 Year ended 12/31/00     $ 21.58        (0.29)           (2.14)            --         (2.12)
 Year ended 12/31/99     $ 15.93        (0.16)            5.98             --         (0.17)
 Year ended 12/31/98     $ 11.06        (0.14)            6.85             --         (1.84)

TWENTY-FIVE FUND
Class A
 Year ended 12/31/02     $ 10.01        (0.16)           (3.23)            --            --
 Year ended 12/31/01     $ 17.05        (0.19)           (3.81)            --         (3.04)
 Year ended 12/31/00     $ 22.74        (0.45)           (3.91)            --         (1.33)
 Year ended 12/31/99     $ 16.06        (0.17)            6.85             --            --
 Year ended 12/31/98     $ 10.00        (0.15)            7.63          (0.07)        (1.35)
Class B
 Year ended 12/31/02     $  9.56        (0.21)           (3.07)            --            --
 Year ended 12/31/01     $ 16.59        (0.29)           (3.70)            --         (3.04)
 Year ended 12/31/00     $ 22.34        (0.61)           (3.81)            --         (1.33)
 Year ended 12/31/99     $ 15.89        (0.32)            6.77             --            --
 Year ended 12/31/98     $ 10.00        (0.27)            7.57          (0.06)        (1.35)
Class C
 Year ended 12/31/02     $  9.63        (0.21)           (3.09)            --            --
 Year ended 12/31/01     $ 16.69        (0.29)           (3.73)            --         (3.04)
 Year ended 12/31/00     $ 22.48        (0.61)           (3.85)            --         (1.33)
 Year ended 12/31/99     $ 15.96        (0.32)            6.84             --            --
 Year ended 12/31/98     $ 10.00        (0.25)            7.58          (0.02)        (1.35)
Class I
 Year ended 12/31/02     $ 10.14        (0.14)           (3.27)            --            --
 Year ended 12/31/01     $ 17.17        (0.15)           (3.84)            --         (3.04)
 Year ended 12/31/00     $ 22.82        (0.40)           (3.92)            --         (1.33)
 Year ended 12/31/99     $ 16.07        (0.12)            6.87             --            --
 Year ended 12/31/98     $ 10.00        (0.10)            7.61          (0.09)        (1.35)

(1)Excluding interest expense, net of reimbursement.
(2)Excluding interest expense, before reimbursement.
(3)Including interest expense, before reimbursement.
(4)Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of distributions and excludes the effects of sales loads.
(5)During the year ended December 31, 2002, the Adviser reimbursed a fixed dollar amount to the Opportunity Fund and the Twenty-Five Fund to address investment trade allocations. The reimbursement was funded by waiving receipt of a fixed dollar amount of investment advisory fees otherwise due to the Adviser under the investment advisory agreements. Had each Fund not received this reimbursement, total return figures would have been lower by 0.28% for the Opportunity Fund and 1.28% for the Twenty-Five Fund.

                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                    Ratio to Average Net Assets
                  -------------------------------------------------------------
        Ending
      Net Asset        Net                                     Gross Expenses                      Portfolio   Net Assets at
      Value Per     Investment        Net          Gross         Including           Total          Turnover   End of Period
        Share     Income (Loss)   Expenses(1)   Expenses(2)  Interest Expense(3)    Return(4)        Rate     (000s Omitted)
----------------------------------------------------------------------------------------------------------------------------

      $  7.84          (1.14)%        2.83%         2.83%         3.13%             (33.16)%(5)       302%       $10,018
      $ 11.73          (1.95)%        2.26%         2.26%         2.76%             (30.34)%          192%       $26,057
      $ 16.84          (1.56)%        2.07%         2.07%         2.19%             (11.70)%          286%       $55,499
      $ 21.42          (1.11)%        2.14%         2.29%         2.32%              36.11%           318%       $23,977
      $ 15.84          (1.28)%        2.14%         3.35%         3.45%              60.83%           376%       $ 9,852

      $  7.49          (1.89)%        3.58%         3.58%         3.88%             (33.66)%(5)       302%       $12,246
      $ 11.29          (2.70)%        3.01%         3.01%         3.51%             (30.91)%          192%       $26,266
      $ 16.34          (2.31)%        2.82%         2.82%         2.94%             (12.31)%          286%       $37,654
      $ 21.00          (1.86)%        2.89%         3.04%         3.07%              35.10%           318%       $24,604
      $ 15.60          (2.03)%        2.89%         4.10%         4.20%              59.60%           376%       $ 8,388

      $  7.46          (1.89)%        3.58%         3.58%         3.88%             (33.69)%(5)       302%       $ 6,444
      $ 11.25          (2.70)%        3.01%         3.01%         3.51%             (30.90)%          192%       $17,467
      $ 16.28          (2.31)%        2.82%         2.82%         2.94%             (12.31)%          286%       $27,188
      $ 20.93          (1.86)%        2.89%         3.04%         3.07%              35.13%           318%       $18,171
      $ 15.56          (2.06)%        2.89%         4.10%         4.20%              59.53%           376%       $ 2,764

      $  7.97          (0.89)%        2.58%         2.58%         2.88%             (32.97)%(5)       302%       $ 8,561
      $ 11.89          (1.70)%        2.01%         2.01%         2.51%             (30.18)%          192%       $13,222
      $ 17.03          (1.31)%        1.82%         1.82%         1.94%             (11.48)%          286%       $19,603
      $ 21.58          (0.86)%        1.89%         2.04%         2.08%              36.55%           318%       $25,472
      $ 15.93          (1.04)%        1.89%         3.10%         3.20%              61.29%           376%       $18,182


      $  6.62          (2.07)%        3.51%         3.51%         3.54%             (33.87)%(5)       178%       $ 2,611
      $ 10.01          (1.33)%        2.61%         2.61%         2.66%             (22.85)%          121%       $ 6,525
      $ 17.05          (2.04)%        2.15%         2.15%         2.43%             (19.29)%          115%       $15,353
      $ 22.74          (0.94)%        2.25%         2.63%          N/A               41.59%           213%       $18,020
      $ 16.06          (1.06)%        2.25%         9.37%          N/A               75.21%           294%       $ 3,181

      $  6.28          (2.82)%        4.26%         4.26%         4.29%             (34.31)%(5)       178%       $ 4,578
      $  9.56          (2.08)%        3.36%         3.36%         3.41%             (23.43)%          121%       $10,152
      $ 16.59          (2.79)%        2.90%         2.90%         3.18%             (19.91)%          115%       $16,690
      $ 22.34          (1.69)%        3.00%         3.38%          N/A               40.59%           213%       $17,734
      $ 15.89          (1.78)%        3.00%        10.12%          N/A               73.37%           294%       $ 2,321

      $  6.33          (2.82)%        4.26%         4.26%         4.29%             (34.27)%(5)       178%       $ 2,308
      $  9.63          (2.08)%        3.36%         3.36%         3.41%             (23.48)%          121%       $ 5,380
      $ 16.69          (2.79)%        2.90%         2.90%         3.18%             (19.96)%          115%       $11,088
      $ 22.48          (1.69)%        3.00%         3.38%          N/A               40.85%           213%       $14,093
      $ 15.96          (1.81)%        3.00%        10.12%          N/A               73.69%           294%       $   667

      $  6.73          (1.82)%        3.26%         3.26%         3.29%             (33.63)%(5)       178%       $ 2,914
      $ 10.14          (1.08)%        2.36%         2.36%         2.41%             (22.64)%          121%       $ 4,663
      $ 17.17          (1.79)%        1.90%         1.90%         2.18%             (19.05)%          115%       $ 7,300
      $ 22.82          (0.69)%        2.00%         2.38%          N/A               42.00%           213%       $10,001
      $ 16.07          (0.74)%        2.00%         9.12%          N/A               75.43%           294%       $ 2,926

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (CONCLUDED) -- MID-CAP GROWTH FUND AND SCIENCE & TECHNOLOGY FUND

Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated, calculated based on average shares outstanding, are as follows:

                                                                    Net Realized
                                       Beginning                         and         Dividends   Distributions
                                       Net Asset        Net          Unrealized      from Net      from Net
                                       Value Per     Investment    Gain (Loss) on   Investment     Realized
                                         Share     Income (Loss)     Investments      Income         Gains
--------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
Class A
 Year ended 12/31/02                   $  8.26         (0.24)           (2.15)             --           --
 Year ended 12/31/01                   $ 10.65         (0.21)           (2.06)             --        (0.12)
 Period from 06/30/00 * to 12/31/00    $ 10.00          0.01             0.95              --        (0.31)
Class B
 Year ended 12/31/02                   $  8.16         (0.29)           (2.11)             --           --
 Year ended 12/31/01                   $ 10.61         (0.27)           (2.06)             --        (0.12)
 Period from 06/30/00 * to 12/31/00    $ 10.00         (0.03)            0.95              --        (0.31)
Class C
 Year ended 12/31/02                   $  8.16         (0.29)           (2.11)             --           --
 Year ended 12/31/01                   $ 10.60         (0.27)           (2.05)             --        (0.12)
 Period from 06/30/00 * to 12/31/00    $ 10.00         (0.03)            0.94              --        (0.31)
Class I
 Year ended 12/31/02                   $  8.30         (0.23)           (2.16)             --           --
 Year ended 12/31/01                   $ 10.66         (0.19)           (2.05)             --        (0.12)
 Period from 06/30/00 * to 12/31/00    $ 10.00          0.02             0.95              --        (0.31)

SCIENCE & TECHNOLOGY FUND
Class A
 Year ended 12/31/02                   $  8.14         (0.43)           (2.96)             --           --
 Year ended 12/31/01                   $  9.16         (0.34)           (0.68)             --           --
 Period from 06/30/00 * to 12/31/00    $ 10.00         (0.05)           (0.79)             --           --
Class B
 Year ended 12/31/02                   $  8.06         (0.46)           (2.93)             --           --
 Year ended 12/31/01                   $  9.14         (0.39)           (0.69)             --           --
 Period from 06/30/00 * to 12/31/00    $ 10.00         (0.09)           (0.77)             --           --
Class C
 Year ended 12/31/02                   $  8.06         (0.46)           (2.93)             --           --
 Year ended 12/31/01                   $  9.14         (0.39)           (0.69)             --           --
 Period from 06/30/00 * to 12/31/00    $ 10.00         (0.09)           (0.77)             --           --
Class I
 Year ended 12/31/02                   $  8.17         (0.40)           (2.99)             --           --
 Year ended 12/31/01                   $  9.18         (0.31)           (0.70)             --           --
 Period from 06/30/00 * to 12/31/00    $ 10.00         (0.04)           (0.78)             --           --



  *Commencement of operations.
(1)Excluding interest expense, net of reimbursement.
(2)Excluding interest expense, before reimbursement.
(3)Including interest expense, before reimbursement.
(4)Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of distributions and excludes the effects of sales loads. Total investment returns for periods of less than one full year are not annualized.
(5)Adjusted to an annual basis.

                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------




                                       Ratio to Average Net Assets
                    ------------------------------------------------------------------
        Ending
      Net Asset          Net                                            Gross Expenses                  Portfolio   Net Assets at
      Value Per      Investment           Net            Gross            Including          Total       Turnover   End of Period
        Share       Income (Loss)     Expenses(1)     Expenses(2)   Interest Expense(3)  ( )Return(4)      Rate     (000s Omitted)
----------------------------------------------------------------------------------------------------------------------------------

      $  5.87           (3.47)%           4.13%           4.13%             N/A              (28.93)%       276%       $ 3,412
      $  8.26           (2.45)%           3.20%           3.20%            3.23%             (21.27)%       213%       $ 6,405
      $ 10.65            0.18%(5)         2.31%(5)        3.35%(5)          N/A                9.67%        164%       $19,581

      $  5.76           (4.22)%           4.88%           4.88%             N/A              (29.41)%       276%       $ 2,500
      $  8.16           (3.20)%           3.95%           3.95%            3.98%             (21.92)%       213%       $ 3,998
      $ 10.61           (0.57)%(5)        3.06%(5)        4.10%(5)          N/A                9.27%        164%       $ 5,054

      $  5.76           (4.22)%           4.88%           4.88%             N/A              (29.41)%       276%       $   539
      $  8.16           (3.20)%           3.95%           3.95%            3.98%             (21.84)%       213%       $ 1,397
      $ 10.60           (0.57)%(5)        3.06%(5)        4.10%(5)          N/A                9.17%        164%       $ 3,540

      $  5.91           (3.22)%           3.88%           3.88%             N/A              (28.80)%       276%       $   139
      $  8.30           (2.20)%           2.95%           2.95%            2.98%             (20.97)%       213%       $   208
      $ 10.66            0.43%(5)         2.06%(5)        3.10%(5)          N/A                9.77%        164%       $   594



      $  4.75           (6.95)%           7.48%           7.48%            7.66%             (41.65)%       261%       $   830
      $  8.14           (4.35)%           4.85%           4.85%            5.00%             (11.14)%       254%       $ 2,338
      $  9.16           (0.90)%(5)        2.71%(5)        4.48%(5)          N/A              ( 8.40)%       162%       $ 6,913

      $  4.67           (7.70)%           8.23%           8.23%            8.41%             (42.06)%       261%       $   330
      $  8.06           (5.10)%           5.60%           5.60%            5.75%             (11.82)%       254%       $   775
      $  9.14           (1.65)%(5)        3.46%(5)        5.23%(5)          N/A              ( 8.60)%       162%       $   883

      $  4.67           (7.70)%           8.23%           8.23%            8.41%             (42.06)%       261%       $   506
      $  8.06           (5.10)%           5.60%           5.60%            5.75%             (11.82)%       254%       $ 1,740
      $  9.14           (1.65)%(5)        3.46%(5)        5.23%(5)          N/A              ( 8.60)%       162%       $ 3,548

      $  4.78           (6.70)%           7.23%           7.23%            7.41%             (41.49)%       261%       $   507
      $  8.17           (4.10)%           4.60%           4.60%            4.75%             (11.00)%       254%       $   945
      $  9.18           (0.65)%(5)        2.46%(5)        4.23%(5)          N/A              ( 8.20)%       162%       $ 1,272

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
The Jundt Growth Fund, Inc. and Jundt Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Jundt Growth Fund, Inc. and Jundt U.S. Emerging Growth Fund, Jundt Opportunity Fund, Jundt Twenty-Five Fund, Jundt Mid-Cap Growth Fund and Jundt Science & Technology Fund (funds within Jundt Funds, Inc.) as of December 31, 2002, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, statements of cash flows (for the Jundt Opportunity Fund, Jundt Twenty-Five Fund, Jundt Mid-Cap Growth Fund and Jundt Science & Technology Fund) for the year then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund, Jundt Opportunity Fund, Jundt Twenty-Five Fund, Jundt Mid-Cap Growth Fund and Jundt Science & Technology Fund as of December 31, 2002, results of their operations, changes in their net assets, cash flows and their financial highlights for each of the periods indicated in the paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP
Minneapolis, Minnesota
February 14, 2003

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

                                                 Term of Office
                              Position(s) Held     and Length
                                  With Fund          of Time
Name, Address, and Age          Companies (1)      Served (2)
---------------------------------------------------------------
John E. Clute (68)                Director          1991 (4)
1221 West Riverside Avenue                          1995 (5)
Spokane, WA 99201
Floyd Hall (64)                   Director          1991 (4)
190 Upper Mountain Road                             1995 (5)
Montclair, NJ 07042-1918
Demetre M. Nicoloff (70)          Director          1991 (4)
106 Groveland Terrace                               1995 (5)
Minneapolis, MN 55403
Darrell R. Wells (60)             Director          1991 (4)
4106 Lime Kiln Lane                                 1995 (5)
Louisville, KY 40222
Clark W. Jernigan (41)            Director         1999 (4)(5)
1201 Verdant Way
Austin, TX 78746


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                    Number
                                                                  of Funds in
                                                                 Fund Complex           Other
                                   Principal Occupation(s)        Overseen by    Directorships Held
Name, Address, and Age               During Past 5 Years           Director        by Director (3)
---------------------------------------------------------------------------------------------------
John E. Clute (68)           Professor of Law, Gonzaga                9        Director of Hecla
1221 West Riverside Avenue   University School of Law, since                   Mining Company
Spokane, WA 99201            1991; Dean, Gonzaga
                             University School of Law, from
                             1991 to 2001.
Floyd Hall (64)              Founder and Chief Executive              9                 None
190 Upper Mountain Road      Officer of FHE (baseball and
Montclair, NJ 07042-1918     ice skating facilities) from 1995
                             to present; Chairman, President
                             and Chief Executive Officer of
                             K-Mart Corporation from 1995
                             to 2001; Founder and Chief
                             Executive Officer of The
                             Museum Company from 1989
                             to 1998.
Demetre M. Nicoloff (70)     Retired; Cardiac and thoracic            9                 None
106 Groveland Terrace        surgeon, Cardiac Surgical
Minneapolis, MN 55403        Associates, P. A ., Minneapolis,
                             Minnesota from 1979 to 2002.
Darrell R. Wells (60)        Chairman and President, SMC              9        Director of Churchill
4106 Lime Kiln Lane          Capital, Inc. (registered                         Downs Inc. and
Louisville, KY 40222         investment advisor), Louisville,                  Citizens Financial
                             Kentucky.                                         Corp.
Clark W. Jernigan (41)       Principal, Austin Ventures               9                 None
1201 Verdant Way             (venture capital firm), Austin,
Austin, TX 78746             Texas since 2001; Director of
                             Engineering, Vice President and
                             General Manager, Cirrus Logic,
                             Inc. (consumer electronics
                             solutions), Austin, Texas from
                             1997 to 2001.

(1) All positions held are with both The Jundt Growth Fund, Inc. and Jundt Funds, Inc. Each officer and director holds the same position(s) with one other investment company managed by the Adviser.
(2) Officers of The Jundt Growth Fund, Inc. and Jundt Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors. Directors of the Fund companies serve a term of indefinite length until the earlier of death, resignation, removal or disqualification, and stand for re-election by shareholders only as and, when required under the Investment Company Act.
(3) Only includes directorships not included in prior column that are held in a company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934 or subject to the requirements of
    Section 15(d) of the Securities and Exchange Act, or any company registered as an investment company under the Investment Company Act.
(4) Jundt Growth Fund, Inc.
(5) Jundt Funds, Inc.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS


                                                                                                    Number
                                            Term of Office                                       of Funds in
                        Position(s) Held     and Length                                          Fund Complex         Other
                           With Fund          of Time           Principal Occupation(s)           Overseen by   Directorships Held
Name, Address, and Age     Companies (1)      Served (2)         During Past 5 Years                Director      by Director (3)
--------------------------------------------------------------------------------------------------------------------------------
James R. Jundt(6) (61)      Chairman           1991 (4)          Chairman of the Board, Chief            9           None
301 Carlson Parkway         of the             1995 (5)          Executive Officer, Secretary and
Suite 120                   Board                                portfolio manager of Jundt
Minnetonka, MN 55305                                             Associates, Inc. since its
                                                                 inception in 1982; President of
                                                                 The Jundt Growth Fund, Inc.
                                                                 from 1991 to 1999 and Jundt
                                                                 Funds, Inc. from 1995 to 1999;
                                                                 Chairman of the Board of U.S.
                                                                 Growth Investments, Inc. since
                                                                 1995.

Marcus E. Jundt(7) (37)     President          President         Vice Chairman and portfolio             9           None
301 Carlson Parkway         and                since 1999        manager of Jundt Associates,
Suite 120                   Director           and Director      Inc. since 1992; President since
Minnetonka, MN 55305                           since 2000        1999 and Director since 2000,
                                               (4)(5)            of American Eagle Funds, Inc.,
                                                                 Jundt Funds, Inc. and Jundt
                                                                 Growth Fund, Inc. President of
                                                                 U.S. Growth Investments, Inc.
                                                                 since 1997.


                                                       Term of Office
                                  Position(s) Held       and Length                                               Other
                                      With Fund           of Time            Principal Occupation(s)        Directorships Held
Name, Address, and Age              Companies (1)        Served (2)            During Past 5 Years           by Director (3)
------------------------------   ------------------   ---------------   --------------------------------   -------------------
Gerald M. Fitterer, CPA (35)          Treasurer         2002 (4)(5)     Chief Financial Officer of                 N/A
301 Carlson Parkway                                                     Jundt Associates, Inc. since
Suite 120                                                               2002. Vice President of
Minnetonka, MN 55305                                                    Finance / Director of Finance,
                                                                        Zamba Corporation (systems
                                                                        integration consulting), 2000
                                                                        to 2002. Regional Controller,
                                                                        Renaissance Worldwide, Inc.
                                                                        (IT consulting), 1997 to
                                                                        2000.
James E. Nicholson (51)               Secretary           1991 (4)      Partner with the law firm of               N/A
2200 Wells Fargo Center                                   1995 (5)      Faegre & Benson LLP,
90 South Seventh Street                                                 Minneapolis, Minnesota,
Minneapolis, MN 55402                                                   which has served as general
                                                                        counsel for Jundt Associates,
                                                                        Inc., The Jundt Growth Fund,
                                                                        Inc., Jundt Funds, Inc.,
                                                                        U.S. Growth Investments, Inc.
                                                                        and one other investment
                                                                        company managed by the
                                                                        Adviser since their inception.

(1) All positions held are with both The Jundt Growth Fund, Inc. and Jundt Funds, Inc. Each officer and director holds the same position(s) with one other investment company managed by the Adviser.
(2) Officers of The Jundt Growth Fund, Inc. and Jundt Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors. Directors of the Fund companies serve a term of indefinite length until the earlier of death, resignation, removal or disqualification, and stand for re-election by shareholders only as and, when required under the Investment Company Act.
(3) Only includes directorships not included in prior column that are held in a company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934 or subject to the requirements of
    Section 15(d) of the Securities and Exchange Act, or any company registered as an investment company under the Investment Company Act.
(4) Jundt Growth Fund, Inc.
(5) Jundt Funds, Inc.
(6) James R. Jundt is considered to be an "interested person" (as defined in the Investment Company Act) of The Jundt Growth Fund, Inc. and Jundt Funds, Inc. because of his position as Chairman of the Board, Chief Executive Officer and Secretary of the Adviser and as Chairman of the Board of the Distributor. James R. Jundt is also deemed to be an interested person because he owns 100% of the stock of the Distributor. Marcus E. Jundt is the son of James R. Jundt.
(7) Marcus E. Jundt is considered to be an "interested person" (as defined in the Investment Company Act) of The Jundt Growth Fund, Inc. and Jundt Funds, Inc. because of his position as President of the Funds, as Vice Chairman of the Adviser, and as President of the Distributor. Marcus E. Jundt is also deemed to be an interested person because he owns 95% of the stock of the Adviser. Marcus E. Jundt is the son of James R. Jundt.

                              INVESTMENT ADVISER
                            Jundt Associates, Inc.
                              301 Carlson Parkway
                                   Suite 120
                             Minnetonka, MN 55305

                                  DISTRIBUTOR
                         U.S. Growth Investments, Inc.
                              301 Carlson Parkway
                                   Suite 120
                             Minnetonka, MN 55305

                                 ADMINISTRATOR
                        U.S. Bancorp Fund Services, LLC
                      615 East Michigan Street, 3rd Floor
                        Milwaukee, Wisconsin 53202-5207

                                TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                      615 East Michigan Street, 3rd Floor
                        Milwaukee, Wisconsin 53202-5207

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               625 Walnut Street
                             Cincinnati, OH 45202

                             INDEPENDENT AUDITORS
                                   KPMG LLP
                            4200 Wells Fargo Center
                            90 South Seventh Street
                             Minneapolis, MN 55402

                                 LEGAL COUNSEL
                              Faegre & Benson LLP
                            2200 Wells Fargo Center
                            90 South Seventh Street
                             Minneapolis, MN 55402


FOR MORE INFORMATION CONCERNING EACH FUND (INCLUDING FEES, EXPENSES AND RISKS ASSOCIATED WITH AN INVESTMENT IN EACH FUND), CONTACT THE FUND AT 1-800-370-0612 OR YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING. PAST PERFORMANCE SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

CERTAIN PERFORMANCE INFORMATION CONTAINED HEREIN RELATING TO JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, JUNDT TWENTY-FIVE FUND, JUNDT MID-CAP GROWTH FUND AND JUNDT SCIENCE & TECHNOLOGY FUND REFLECTS THE REIMBURSEMENT AND/OR WAIVER BY JUNDT ASSOCIATES, INC., EACH FUND'S INVESTMENT ADVISER, OF CERTAIN FEES AND EXPENSES.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE FUNDS' CURRENT PROSPECTUS.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE FUNDS' OFFICERS AND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-370-0612.